UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund:    BlackRock Strategic Global Bond Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

Item 1 –	Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Strategic Global Bond Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, except for the Fund’s Class K Shares, which outperformed the benchmark. For the same period, the Fund underperformed its custom benchmark, comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index. The following discussion of relative performance pertains to the custom benchmark.

What factors influenced performance?

The most significant detractor from the Fund’s performance for the 12 months came from currency positioning, specifically underweight exposure to the euro and the Japanese yen. Additional detractors included an underweight exposure to developed market bonds, specifically within Italy and France.

The most significant contributor to the Fund’s performance relative to the custom benchmark was the allocation to emerging markets, led by exposures to Indonesia, Russia and Argentina. Overweight allocations to U.S. investment grade corporate bonds and securitized assets also contributed positively.

The Fund held derivatives for risk management purposes as well as to manage exposures, most notably in financial futures contracts and options. The use of derivatives detracted from performance in the reporting period as we tactically managed the Fund’s duration (and corresponding interest rate sensitivity), as well as currency exposures.

Describe recent portfolio activity.

During the first quarter of 2017, the Fund maintained an underweight allocation to developed market interest rates while favoring an overweight position in emerging markets. This stance was based on the view that, on a relative value basis, emerging markets provided a better opportunity to generate yield and total return. In addition, the sector was benefiting from strong flows, improving fundamentals, and higher yields relative to developed markets. The Fund also favored corporate credits as these securities provide higher yields than government bonds and would benefit from implementation of the new administration’s pro-growth agenda. In currencies, the Fund favored an overweight allocation to the U.S. dollar and increased its underweight to the Japanese yen. The Fund also maintained an overweight allocation to emerging market currencies and reduced the allocation to inflation-protected securities.

Entering the second quarter of 2017, management’s conviction on the outlook for global reflation began to fade. Inflation data started to slow, global growth began to plateau, and volatility was very low. The Fund extended its duration stance as a way to increase the income generated and as a hedge against a rise in volatility. The Fund also continued to increase the allocation to emerging markets, and increased the allocation to corporate credits. Late in the period, following the strong rally of the euro in the wake of the European Central Bank’s June meeting, the Fund decreased its allocation to the euro relative to the U.S. dollar.

In the second half of 2017, the Fund increased its exposure to U.S. inflation on the view that inflationary pressures should start to build in 2018 driven by the backdrop of synchronized global growth, despite headwinds from demographics and technology. The Fund increased inflation protection mostly on the front end of the curve, which appeared to be reflecting overly pessimistic near-term inflation expectations. At the same time, the Fund maintained substantial exposure to emerging market debt. Finally, the Fund shifted its preference for the euro and Japanese yen over the U.S. dollar.

Describe portfolio positioning at period end.

As of period end, the Fund had an underweight duration given the potential for higher rates in 2018 from tax reform, synchronized global growth and strengthening inflation. The Fund was overweight emerging market bonds and currencies, and maintained exposure to U.S. inflation. The Fund was overweight the euro and Japanese yen versus the U.S. dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Strategic Global Bond Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.
(c)	An unmanaged index that is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Performance Summary for the Period Ended December 31, 2017

				Average Annual Total Returns (b)(d)
				1 Year		5 Years			10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge		w/sales charge	w/o sales charge		w/sales charge
Institutional	2.95%	2.55%	2.32%	7.30%	N/A	2.04%		N/A	3.35%		N/A
Investor A	2.59	2.20	2.02	7.04	2.76%	1.77		0.94%	3.11		2.69%
Investor C	1.96	1.50	1.64	6.25	5.25	1.00		1.00	2.34		2.34
Investor C1	2.15	1.68	1.74	6.46	N/A	1.18		N/A	2.51		N/A
Class K	2.99	2.68	2.34	7.54	N/A	2.09		N/A	3.40		N/A
Bloomberg Barclays Global Aggregate Bond Index	—	—	2.86	7.39	N/A	0.79		N/A	3.09		N/A
Custom Benchmark(e)	—	—	3.07	8.17	N/A	—	(f)	N/A	—	(f)	N/A

(d)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.
(e)	A customized performance benchmark comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index.
(f)	Returns not in effect during this period.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND INFORMATION	5

Fund Summary as of December 31, 2017 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Expense Example

	Actual				Hypothetical (c)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,023.20	$3.71	$3.00	$1,000.00	$1,021.47	$3.71	$1,022.17	$3.00
Investor A	1,000.00	1,020.20	5.13	4.27	1,000.00	1,020.06	5.13	1,020.91	4.27
Investor C	1,000.00	1,016.40	8.97	8.06	1,000.00	1,016.24	8.97	1,017.84	8.06
Investor C1	1,000.00	1,017.40	7.91	7.05	1,000.00	1,017.29	7.91	1,018.15	7.05
Class K	1,000.00	1,023.40	3.56	2.75	1,000.00	1,021.62	3.56	1,022.42	2.75

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio (0.73% for Institutional, 1.01% for Investor A, 1.77% for Investor C, 1.56% for Investor C1 and 0.70% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio (0.59% for Institutional, 0.84% for Investor A, 1.59% for Investor C, 1.39% for Investor C1 and 0.54% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
Foreign Agency Obligations	34%
Corporate Bonds	23
U.S. Government Sponsored Agency Securities	21
U.S. Treasury Obligations	17
Short Term Securities	3
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	3
Municipal Bonds	3
Preferred Securities	1
Investment Companies	1
Other (a)	—
TBA Sales Commitments	(5)
Borrowed Bonds	(3)
Options Written	(1)

(a)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Warrants and Options Purchased

GEOGRAPHIC ALLOCATION

Country	Percent of Total Investments
United States	54%
Indonesia	5
Japan	5
Argentina	4
Italy	3
Russia	3
United Kingdom	3
Brazil	2
France	2
Mexico	2
Netherlands	2
South Africa	2
Turkey	2
Australia	1
Canada	1
Colombia	1
Germany	1
Lebanon	1
Luxembourg	1
Malaysia	1
South Korea	1
Spain	1
Thailand	1
Switzerland	1

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to November 13, 2015, the commencement of operations of Class K Shares, Class K Shares performance results are those of Institutional Shares restated to reflect Class K Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On June 23, 2015, all issued and outstanding Investor B Shares of the Fund were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments December 31, 2017	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares/Par (000)		Value
Common Stocks — 0.0%

United States — 0.0%
Encompass Health Corp.		116	$6,028

Total Common Stocks — 0.0% (Cost — $—)			6,028

Asset-Backed Securities — 3.3%
Allegro CLO VI, Ltd., Series 2017-2A, Class A, 1.00%, 01/17/30(a)(b)(c)(e)	USD	400	400,000
AMMC CLO XII, Ltd., Series 2013-12A, Class AR, 2.61%, 11/10/30(a)(b)		500	503,084
Ares XXXVII CLO, Ltd., Series 2015-4A, Class A1R, 2.89%, 10/15/30(a)(b)		400	402,682
ArrowMark Colorado Holdings, Series 2017-8A, Class A1, 1.00%, 10/25/30(a)(b)(c)		400	400,000
CBAM 2017-1, Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 2.58%, 07/20/30(b)(d)		400	403,477
Dryden 53 CLO, Ltd., Series 2017-53A, Class A, 2.82%, 01/15/31(a)(b)(c)		600	600,000
Goldentree Loan Opportunities XI, Ltd., Series 2015-11A, Class AR2, 2.60%, 01/18/31(a)(b)(e)		400	400,000
LCM 26, Ltd., Series 26A, Class A1, 1.00%, 01/20/31(a)(b)(c)(e)		600	600,000
Marble Point CLO XI, Ltd., Series 2017-2A, Class A, 2.79%, 12/18/30(a)(b)		400	400,309
Navient Private Education Loan Trust, Series 2016-AA, Class B, 3.50%, 12/16/58(a)(b)		125	120,839
Neuberger Berman Loan Advisers CLO 26, Series 2017-26A, Class A, 2.56%, 10/18/30(a)(b)		550	552,454
Rockford Tower CLO 2017-3, Ltd., Series 2017-3A, Class A, 2.86%, 10/20/30(a)(b)		400	399,537
Sound Point CLO XVIII, Ltd., Series 2017-4A, Class A1, 1.00%, 01/20/31(a)(b)(c)(e)		400	400,000
Steele Creek Clo 2017-1, Ltd., Series 2017-1A, Class A, 2.88%, 01/15/30(a)(b)		400	400,145
Tiaa Clo III, Ltd., Series 2017-2A, Class A, 2.63%, 01/16/31(a)(b)(e)		400	400,000
Voya Clo 2017-4, Ltd., Series 2017-4A, Class A1, 2.51%, 10/15/30(a)(b)		400	400,624
Wellfleet CLO 2017-3, Ltd., Series 2017-3A, Class A1, 2.88%, 01/17/31(a)(b)(c)		400	400,000
York CLO-2, Ltd., Series 2015-1A, Class AR, 2.61%, 01/22/31(a)(b)(e)		600	600,000

Total Asset-Backed Securities — 3.3% (Cost — $7,756,487)			7,783,151

Corporate Bonds — 26.8%

Argentina — 1.2%
Arcor SAIC, 6.00%, 07/06/23(b)		101	107,186
Banco Hipotecario SA, 25.94%, 11/07/22(a)(b)	ARS	8,302	458,003
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(b)	USD	13	13,846
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(b)		390	435,649
Genneia SA, 8.75%, 01/20/22(b)		218	239,580
Pampa Energia SA, 7.50%, 01/24/27(b)		155	169,747
Petrobras Argentina SA, 7.38%, 07/21/23(b)		190	207,100
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Pvt Banks + 3.50%), 26.56%, 04/11/22(b)(d)		358	348,155
YPF SA:
8.88%, 12/19/18(b)		326	344,256
8.50%, 03/23/21(b)		42	47,502
8.75%, 04/04/24		227	260,709
6.95%, 07/21/27(b)		195	206,993

			2,838,726

Security	Par (000)		Value
Austria — 0.1%
Volksbank Wien AG, 2.75%, 10/06/27(a)	EUR	100	$119,188

Bermuda — 0.3%
Geopark Ltd., 6.50%, 09/21/24(b)	USD	200	205,142
Inkia Energy, Ltd., 5.88%, 11/09/27(b)		400	402,304

			607,446
Brazil — 0.3%
Odebrecht Offshore Drilling Finance, 7.72%, 12/01/26		157	67,465
Odebrecht Oil & Gas Finance Ltd., 0.00%(f)		26	11,160
Odebrect Offshore Drilling Finance, 6.72%, 12/01/22		57	24,574
Petrobras Global Finance BV, 5.38%, 01/27/21		515	535,600

			638,799
British Virgin Islands — 0.1%
Central American Bottling Corp., 5.75%, 01/31/27(b)		50	52,578
Huarong Finance Co. Ltd., 4.00%, 07/17/19		200	201,875

			254,453
Canada — 0.4%
Enbridge, Inc., (3 mo. LIBOR US + 3.42%), 5.50%, 07/15/77(g)		250	248,437
Stoneway Capital Corp., 10.00%, 03/01/27(b)		617	656,050
Transcanada Trust, Series 16-A, (3 mo. LIBOR US + 4.64%), 5.88%, 08/15/76(g)		57	61,703

			966,190
Cayman Islands — 0.4%
Alibaba Group Holding Ltd., 3.40%, 12/06/27		459	458,885
Gol Finance, Inc., 7.00%, 01/31/25(b)		222	218,228
Vale Overseas Ltd.:
5.88%, 06/10/21		100	108,900
4.38%, 01/11/22		75	77,550
6.88%, 11/21/36		50	61,250

			924,813
Chile — 0.1%
Colbun SA, 3.95%, 10/11/27(b)		200	199,500

Colombia — 0.1%
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)		285	295,688

France — 1.1%
Altarea SCA, 2.25%, 07/05/24	EUR	100	120,357
BNP Paribas Cardif SA, 1.00%, 11/29/24		200	235,730
BNP Paribas SA(b):
2.95%, 05/23/22	USD	200	200,435
3.80%, 01/10/24		200	206,925
4.38%, 05/12/26		250	261,416
4.63%, 03/13/27		695	741,413
BPCE SA, 3.50%, 10/23/27(b)		500	491,995
Coentreprise de Transport d’Electricite SA, 2.13%, 07/29/32	EUR	100	124,065
Credit Agricole SA, 3.25%, 10/04/24(b)	USD	250	248,318

			2,630,654
Germany — 0.6%
Bertelsmann SE & Co. KGaA, (5 year EUR Swap + 2.64%), 3.00%, 04/23/75(g)	EUR	300	379,690
Deutsche Bank AG:
2.70%, 07/13/20	USD	295	293,555
4.88%, 12/01/32(a)		625	622,812

			1,296,057
Hong Kong — 0.1%
CITIC Ltd., 6.63%, 04/15/21		100	110,327
ICBCIL Finance Co. Ltd., 2.13%, 09/29/19		200	196,807

			307,134
Indonesia — 0.1%
Pertamina Persero PT, 5.25%, 05/23/21		200	214,272

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Ireland — 0.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.00%, 10/01/21	USD	325	$346,446
Bank of Ireland Group PLC, 3.13%, 09/19/27(a)	GBP	100	134,830

			481,276
Italy — 1.2%
Intesa Sanpaolo SpA(b):
5.02%, 06/26/24	USD	850	870,334
3.88%, 07/14/27		300	299,860
Leonardo SpA, 1.50%, 06/07/24	EUR	133	159,735
Telecom Italia SpA/Milano, 2.38%, 10/12/27		159	190,479
UniCredit SpA(g):
(5 year EUR Swap + 4.32%), 4.38%, 01/03/27		100	130,014
(5 year USD ICE Swap + 3.70%), 5.86%, 06/19/32(b)(h)	USD	1,052	1,120,967

			2,771,389
Japan — 0.3%
Mizuho Financial Group, Inc., 2.95%, 02/28/22		299	299,292
ORIX Corp., 2.90%, 07/18/22		104	103,636
Sumitomo Mitsui Trust Bank Ltd., 2.05%, 03/06/19(b)		202	201,477

			604,405
Jersey — 0.3%
Glencore Finance Europe, Ltd., 1.88%, 09/13/23	EUR	100	124,379
UBS Group Funding Jersey Ltd.(b):
3.00%, 04/15/21	USD	250	251,755
2.65%, 02/01/22		400	395,471

			771,605
Luxembourg — 0.6%
Actavis Funding SCS:
3.45%, 03/15/22		175	177,809
3.80%, 03/15/25		71	72,281
Allergan Funding SCS, 2.13%, 06/01/29	EUR	100	120,293
CNH Industrial Finance Europe SA, 1.75%, 09/12/25		100	123,237
European Financial Stability Facility:
0.88%, 07/26/27		510	625,204
1.80%, 07/10/48		96	121,727
Rumo Luxembourg Sarl, 7.38%, 02/09/24(b)	USD	211	227,057

			1,467,608
Mexico — 1.1%
America Movil SAB de C.V., 6.38%, 03/01/35		100	126,325
Axtel SAB de C.V., 6.38%, 11/14/24(b)		250	257,500
Cydsa SAB de C.V., 6.25%, 10/04/27(b)		206	207,803
Grupo Televisa SAB, 8.50%, 03/11/32		50	66,336
Mexichem SAB de CV, 5.50%, 01/15/48(b)		200	194,750
Mexico City Airport Trust, 5.50%, 07/31/47(b)(h)		757	747,537
Petroleos Mexicanos:
6.38%, 02/04/21		100	108,700
1.88%, 04/21/22	EUR	100	123,201
4.63%, 09/21/23	USD	200	205,750
4.88%, 01/18/24		190	196,831
6.88%, 08/04/26		60	68,025
5.50%, 06/27/44		200	183,992
6.75%, 09/21/47		100	104,385

			2,591,135
Netherlands — 2.1%
Enel Finance International NV(b):
2.75%, 04/06/23		500	492,678
3.63%, 05/25/27		425	422,260
3.50%, 04/06/28		276	269,963
ING Bank NV, 5.80%, 09/25/23(b)		400	448,894
Majapahit Holding BV, 7.75%, 01/20/20		100	109,380
NXP BV/NXP Funding LLC, 4.13%, 06/01/21(b)		300	306,000
Petrobras Global Finance BV:
8.38%, 05/23/21		488	556,564

Security	Par (000)		Value
Netherlands (continued)
Petrobras Global Finance BV (continued):
6.13%, 01/17/22(h)	USD	2,006	$2,128,868
5.30%, 01/27/25(b)		86	86,258
7.38%, 01/17/27		89	97,989
6.00%, 01/27/28(b)		100	100,250

			5,019,104
Spain — 0.4%
Banco de Sabadell SA, 5.63%, 05/06/26	EUR	100	140,387
Bankia SA, (5 year EUR Swap + 3.35%), 3.38%, 03/15/27(g)		100	125,899
CaixaBank SA, (5 year EUR Swap + 2.35%), 2.75%, 07/14/28(g)		100	122,099
Merlin Properties Socimi SA, 2.38%, 09/18/29		100	120,246
Telefonica Emisiones SAU, 5.21%, 03/08/47	USD	300	340,455

			849,086
Switzerland — 0.7%
Credit Suisse AG, New York, 5.40%, 01/14/20		85	89,722
Credit Suisse Group AG:
(5 year USD Swap + 4.60%), 7.50%(f)(g)		200	228,480
3.57%, 01/09/23(b)		250	254,178
UBS AG, 2.20%, 06/08/20(b)		200	198,717
UBS Group Funding Switzerland AG(b):
3.49%, 05/23/23		250	253,978
4.25%, 03/23/28		650	684,897

			1,709,972
Turkey — 0.1%
Coca-Cola Icecek, 4.22%, 09/19/24(b)		200	203,030

United Kingdom — 2.2%
Anglo American Capital PLC, 4.00%, 09/11/27(b)		200	198,664
Aon PLC, 4.45%, 05/24/43		100	104,609
Barclays PLC:
3.68%, 01/10/23		230	233,399
5.20%, 05/12/26		200	213,272
2.00%, 02/07/28(a)	EUR	508	606,861
4.84%, 05/09/28	USD	200	208,168
BAT International Finance PLC, 2.25%, 01/16/30	EUR	250	310,021
G4S International Finance PLC, 1.50%, 06/02/24		100	121,227
HSBC Holdings PLC, 4.38%, 11/23/26	USD	250	261,004
Lloyds Banking Group PLC:
3.10%, 07/06/21	USD	200	202,018
3.00%, 01/11/22		290	291,447
3.57%, 11/07/28(a)		453	448,739
Series ., 2.91%, 11/07/23(a)		327	324,198
Royal Bank of Scotland Group PLC:
(3 mo. LIBOR US + 1.47%), 2.89%, 05/15/23(d)		243	245,662
(3 mo. LIBOR US + 1.48%), 3.50%, 05/15/23(g)		200	200,436
3.88%, 09/12/23		253	257,286
Santander UK Group Holdings PLC, 3.82%, 11/03/28(a)		275	275,638
Santander UK PLC, 5.00%, 11/07/23(b)		200	213,712
Sky PLC, 2.25%, 11/17/25	EUR	100	130,346
Trinity Acquisition PLC:
4.63%, 08/15/23	USD	125	132,424
4.40%, 03/15/26		110	116,335

			5,095,466
United States — 12.7%
Aetna, Inc., 3.88%, 08/15/47		125	123,190
Air Lease Corp.:
2.63%, 07/01/22		131	129,233
3.00%, 09/15/23		200	198,451
3.63%, 04/01/27		40	39,968
Alabama Power Co., Series B, 3.70%, 12/01/47		200	204,171

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Amazon.com, Inc.(b):
3.88%, 08/22/37	USD	78	$82,766
4.25%, 08/22/57		175	190,907
American Tower Corp.:
3.55%, 07/15/27		222	220,377
3.60%, 01/15/28		300	298,236
Analog Devices, Inc.:
3.50%, 12/05/26		355	359,252
4.50%, 12/05/36		73	78,694
5.30%, 12/15/45		135	160,448
Andeavor Logistics LP, Series A, 6.88%(a)(f)		550	558,360
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
3.50%, 12/01/22		25	24,953
5.25%, 01/15/25		300	315,510
4.25%, 12/01/27		160	161,373
5.20%, 12/01/47		196	204,419
Apple, Inc.:
3.85%, 08/04/46		115	119,849
4.25%, 02/09/47		196	217,801
Applied Materials, Inc., 4.35%, 04/01/47		48	53,846
AT&T, Inc.:
3.40%, 08/14/24		250	251,284
4.25%, 03/01/27		175	178,398
3.15%, 09/04/36	EUR	100	122,862
5.25%, 03/01/37	USD	84	88,840
4.90%, 08/14/37		125	126,574
4.75%, 05/15/46		190	185,829
5.15%, 02/14/50		175	177,181
Autodesk, Inc., 3.50%, 06/15/27		319	312,915
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.(b):
3.34%, 12/15/27		130	129,782
4.08%, 12/15/47		175	177,986
Bank of America Corp.:
2.33%, 10/01/21(a)		409	407,847
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(g)		250	250,368
4.00%, 04/01/24		40	42,285
3.88%, 08/01/25		40	42,193
4.45%, 03/03/26		30	32,022
3.25%, 10/21/27		164	162,740
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(g)		85	87,922
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(g)		210	215,543
(3 mo. LIBOR US + 1.81%), 4.24%, 04/24/38(g)		145	157,257
5.00%, 01/21/44		40	48,319
Series L, 3.95%, 04/21/25		190	196,483
Bank of New York Mellon Corp., (3 mo. LIBOR US + 1.07%), 3.44%, 02/07/28(g)		165	168,654
BAT Capital Corp.(b):
3.56%, 08/15/27		275	275,357
4.39%, 08/15/37		125	131,263
Broadcom Corp./Broadcom Cayman Finance Ltd.(b):
3.00%, 01/15/22		838	830,902
3.13%, 01/15/25		307	293,481
Capital One Financial Corp., 3.75%, 03/09/27		65	65,694
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 02/15/26(b)		30	31,163
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 07/23/20		135	137,517
4.91%, 07/23/25		70	74,423
3.75%, 02/15/28		250	239,552
4.20%, 03/15/28		75	74,443
6.48%, 10/23/45		115	134,082
5.38%, 05/01/47		331	339,391
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27		175	181,020
Cimarex Energy Co., 3.90%, 05/15/27		95	97,139

Security	Par (000)		Value
United States (continued)
Citigroup, Inc.:
(3 mo. LIBOR US + 1.10%), 2.52%, 05/17/24(d)	USD	375	$380,768
3.20%, 10/21/26		100	99,219
4.13%, 07/25/28		357	367,944
Citizens Bank NA/Providence, (3 mo. LIBOR US + 0.57%), 2.03%, 05/26/20(d)		350	350,966
Comcast Corp., 3.40%, 07/15/46		60	56,769
Concho Resources, Inc.:
3.75%, 10/01/27		326	330,256
4.88%, 10/01/47		161	175,076
Cox Communications, Inc., 3.15%, 08/15/24(b)		110	108,337
Crown Castle International Corp.:
3.40%, 02/15/21		8	8,170
2.25%, 09/01/21		65	63,904
5.25%, 01/15/23		25	27,374
3.20%, 09/01/24		135	133,600
3.65%, 09/01/27		450	448,898
4.75%, 05/15/47		185	194,749
CSC Holdings LLC, 5.25%, 06/01/24		250	246,250
DaVita, Inc., 5.13%, 07/15/24		220	222,200
Dell International LLC/EMC Corp.(b):
4.42%, 06/15/21		25	26,051
5.45%, 06/15/23		25	27,016
6.02%, 06/15/26		35	38,592
Discover Financial Services, 4.10%, 02/09/27		104	106,530
Discovery Communications LLC:
4.95%, 05/15/42		50	49,585
4.88%, 04/01/43		55	54,619
Dominion Energy, Inc., 2.58%, 07/01/20		39	39,016
Duke Energy Florida LLC, 2.10%, 12/15/19		38	37,969
Eaton Corp., 4.15%, 11/02/42		45	46,858
Emera US Finance LP, 2.15%, 06/15/19		43	42,833
Energy Transfer LP:
4.90%, 03/15/35		120	118,703
5.15%, 02/01/43		275	260,413
Energy Transfer Partners LP, 6.05%, 06/01/41		45	48,215
Enterprise Products Operating LLC(a):
Series D, 4.88%, 08/16/77		250	250,625
Series E, 5.25%, 08/16/77		160	158,400
Exelon Corp.:
2.45%, 04/15/21		76	75,655
3.50%, 06/01/22		80	81,528
Ford Motor Co., 5.29%, 12/08/46		101	109,909
Forest Laboratories LLC, 5.00%, 12/15/21(b)		90	96,253
GATX Corp., 3.85%, 03/30/27		32	32,535
Goldman Sachs Group, Inc., 2.35%, 11/15/21		256	252,119
The Goldman Sachs Group, Inc., 2.16%, 10/31/22(a)		550	550,715
Goldman Sachs Group, Inc.:
3.50%, 11/16/26		143	143,837
3.85%, 01/26/27		122	125,252
4.02%, 10/31/38(a)		200	205,678
Harris Corp., 2.70%, 04/27/20		265	266,065
Hess Corp., 5.80%, 04/01/47		180	200,303
Hyundai Capital America(b):
2.55%, 04/03/20		142	140,841
3.10%, 04/05/22		305	303,374
IPALCO Enterprises, Inc., 3.70%, 09/01/24(b)		66	65,940
JPMorgan Chase & Co., (3 mo. LIBOR US + 1.36%), 3.88%, 07/24/38(g)		385	395,768
Kinder Morgan Energy Partners LP:
5.00%, 03/01/43		75	76,129
5.50%, 03/01/44		100	106,519
Kinder Morgan, Inc., 5.55%, 06/01/45		300	328,318
Lam Research Corp.:
2.75%, 03/15/20		200	201,416

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Lam Research Corp. (continued):
2.80%, 06/15/21	USD	175	$176,098
3.80%, 03/15/25		42	43,662
Lockheed Martin Corp., 4.70%, 05/15/46		50	58,336
Magellan Midstream Partners LP, 4.20%, 10/03/47		47	47,391
Marathon Petroleum Corp., 4.75%, 09/15/44		100	104,483
Marsh & McLennan Cos., Inc., 3.30%, 03/14/23		10	10,249
Massachusetts Mutual Life Insurance Co., 4.90%, 04/01/77(b)		68	77,309
Monsanto Co., 3.95%, 04/15/45		30	29,355
Morgan Stanley:
2.80%, 06/16/20		125	126,128
2.50%, 04/21/21		101	100,831
2.63%, 11/17/21		217	216,011
2.75%, 05/19/22		250	249,082
(3 mo. LIBOR US + 0.93%), 2.29%, 07/22/22(d)		200	201,606
(3 mo. LIBOR US + 1.40%), 2.76%, 10/24/23(d)		250	257,112
3.88%, 01/27/26		66	68,796
3.63%, 01/20/27		135	138,166
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28(g)		300	302,761
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(g)		185	191,566
4.38%, 01/22/47		215	235,679
Newmont Mining Corp., 4.88%, 03/15/42		90	99,873
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/27		101	102,883
NextEra Energy Operating Partners LP(b):
4.25%, 09/15/24		69	70,208
4.50%, 09/15/27		225	223,875
NiSource Finance Corp.:
3.49%, 05/15/27		226	230,032
4.38%, 05/15/47		350	383,627
Northern Trust Corp., (3 mo. LIBOR US + 1.13%), 3.38%, 05/08/32(g)		55	54,796
Northrop Grumman Corp.:
2.93%, 01/15/25		266	264,420
3.25%, 01/15/28		232	232,339
4.03%, 10/15/47		107	111,826
Northwestern University, Series 2017, 3.66%, 12/01/57		99	101,752
NSTAR Electric Co., 3.20%, 05/15/27		155	156,877
NVIDIA Corp., 3.20%, 09/16/26		196	196,591
Oracle Corp., 4.13%, 05/15/45		90	97,068
Pemex Project Funding Master Trust, 6.63%, 06/15/35		150	160,251
Penske Truck Leasing Co. LP, 2.70%, 03/14/23(b)		184	180,801
Penske Truck Leasing Co. LP/PTL Finance Corp.(b):
3.40%, 11/15/26		74	73,066
4.20%, 04/01/27		285	296,245
Pepperdine University, 3.95%, 12/01/57		80	82,004
Plains All American Pipeline LP, Series B, 6.13%(a)(f)		110	109,835
Reynolds American, Inc.:
4.00%, 06/12/22		135	141,052
4.45%, 06/12/25		250	266,561
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20		29	29,509
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23		310	340,451
5.63%, 03/01/25		65	71,696
4.20%, 03/15/28		59	59,695
Santander Holdings USA, Inc.(b):
3.40%, 01/18/23		115	114,552
4.40%, 07/13/27		75	76,699
Southern Copper Corp., 5.88%, 04/23/45		60	72,470
Spectrum Brands, Inc., 5.75%, 07/15/25		10	10,525
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23(b)		188	188,672

Security	Par (000)			Value
United States (continued)
Sunoco Logistics Partners Operations LP:
5.35%, 05/15/45	USD	150		$149,057
5.40%, 10/01/47		225		226,520
Thermo Fisher Scientific, Inc., 1.95%, 07/24/29	EUR	100		120,473
Time Warner Cable, Inc.:
8.25%, 04/01/19	USD	45		48,095
4.50%, 09/15/42		45		42,220
Time Warner, Inc., 4.65%, 06/01/44		7		7,118
Union Pacific Corp., 3.60%, 09/15/37		39		40,406
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48		90		89,761
University of Southern California, 3.03%, 10/01/39		53		50,591
US Bancorp, Series X, 3.15%, 04/27/27		230		230,421
Verizon Communications, Inc.:
(3 mo. LIBOR US + 0.55%), 2.00%, 05/22/20(d)		400		402,326
4.40%, 11/01/34		45		45,857
4.13%, 08/15/46		125		115,476
Series 20Y, 2.88%, 01/15/38	EUR	100		121,506
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23	USD	106		105,507
Walgreens Boots Alliance, Inc.:
3.45%, 06/01/26		150		148,328
4.80%, 11/18/44		65		69,982
Wells Fargo & Co.:
(3 mo. LIBOR US + 0.93%), 2.34%, 02/11/22(d)		295		298,679
2.63%, 07/22/22		308		306,343
3.07%, 01/24/23		150		151,126
4.48%, 01/16/24		125		134,348
3.30%, 09/09/24		120		121,861
3.00%, 10/23/26		85		83,313
(3 mo. LIBOR US + 1.31%), 3.58%, 05/22/28(g)		229		233,456
4.65%, 11/04/44		100		109,049
4.40%, 06/14/46		245		258,387
4.75%, 12/07/46		132		147,528
Wisconsin Power & Light Co., 3.05%, 10/15/27		159		159,037
Xilinx, Inc., 2.95%, 06/01/24		87		86,457

				29,826,674

Total Corporate Bonds — 26.8% (Cost — $61,837,012)				62,683,670

Foreign Agency Obligations — 38.8%

Argentina — 3.9%
Argentina Bogar Bonds, 2.00%, 02/04/18(a)	ARS	183		1,751
Argentina Bonar Bonds:
9.00%, 11/29/18	USD	—	(i)	348
(Argentina Deposit Rates Badlar Pvt Banks + 2.50%), 25.46%, 03/11/19(d)	ARS	1,109		61,330
(Argentina Deposit Rates Badlar Pvt Banks + 3.25%), 26.22%, 03/01/20(d)		2,218		120,896
8.00%, 10/08/20	USD	94		105,273
7.63%, 04/18/37		70		76,852
Argentina Treasury Bond, 2.50%, 07/22/21	ARS	3,500		242,457
Argentine Bonos del Tesoro:
22.75%, 03/05/18		15,832		840,125
21.20%, 09/19/18		23,318		1,212,678
2.25%, 04/28/20		5,262		342,357
Argentine Republic Government International Bond:
6.25%, 04/22/19(h)	USD	2,368		2,471,008
3.38%, 10/12/20	CHF	130		137,736
8.75%, 05/07/24	USD	1,166		1,341,998
5.25%, 01/15/28	EUR	117		145,933
7.82%, 12/31/33		615		860,814
6.25%, 11/09/47		582		707,516
7.13%, 06/28/49	USD	85		87,592

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Argentina (continued)
Provincia de Rio Negro, 7.75%, 12/07/25(b)	USD	300	$304,050

			9,060,714
Australia — 0.5%
Australia Government Bond:
3.25%, 10/21/18	AUD	100	78,913
4.50%, 04/15/20		270	222,103
2.00%, 12/21/21		210	162,249
5.75%, 07/15/22		320	286,498
2.75%, 04/21/24		130	103,086
4.75%, 04/21/27		220	201,682
2.25%, 05/21/28		90	67,526
3.75%, 04/21/37		80	68,265

			1,190,322
Bahrain — 0.2%
Bahrain Government International Bond(b):
6.75%, 09/20/29	USD	255	251,235
6.00%, 09/19/44		200	169,355

			420,590
Brazil — 1.7%
Brazil Letras do Tesouro Nacional(j):
0.00%, 01/01/19	BRL	5,201	1,467,917
0.00%, 07/01/20		2,000	490,984
Brazil Notas do Tesouro Nacional:
Serie F, 10.00%, 01/01/21		1,500	465,759
Serie F, 10.00%, 01/01/25		2,200	662,416
Serie F, 10.00%, 01/01/23		1,500	457,715
Serie F, 10.00%, 01/01/27		1,200	356,770

			3,901,561
Canada — 0.4%
Canadian Government Bond:
5.75%, 06/01/33	CAD	170	198,420
5.00%, 06/01/37		90	102,768
4.00%, 06/01/41		280	292,018
3.50%, 12/01/45		140	139,307
2.75%, 12/01/48		210	184,940

			917,453
Colombia — 0.5%
Colombia Government International Bond, 5.63%, 02/26/44	USD	200	229,000
Colombian TES:
7.00%, 09/11/19	COP	400,000	138,696
7.00%, 05/04/22		570,000	200,059
10.00%, 07/24/24		480,000	193,914
6.00%, 04/28/28		730,000	234,636
7.75%, 09/18/30		220,000	80,141

			1,076,446
Czech Republic — 0.2%
Czech Republic Government Bond:
4.60%, 08/18/18	CZK	1,000	48,211
1.50%, 10/29/19		2,500	119,048
4.70%, 09/12/22		1,800	99,265
5.70%, 05/25/24		2,800	168,712
2.50%, 08/25/28		1,400	70,553
4.20%, 12/04/36		500	30,393

			536,182
Denmark — 0.2%
Denmark Government Bond:
4.00%, 11/15/19	DKK	700	122,521
1.50%, 11/15/23		200	35,070
1.75%, 11/15/25		500	90,246

Security	Par (000)		Value
Denmark (continued)
Denmark Government Bond (continued):
4.50%, 11/15/39	DKK	450	$122,444

			370,281
Egypt — 0.4%
Egypt Government International Bond:
5.75%, 04/29/20	USD	526	549,978
8.50%, 01/31/47		251	288,173

			838,151
France — 1.2%
France Government Bond OAT:
0.00%, 05/25/20(j)	EUR	400	485,187
0.25%, 11/25/20		150	183,185
2.25%, 10/25/22		500	667,940
2.25%, 05/25/24		130	177,116
0.50%, 05/25/25		260	316,764
2.50%, 05/25/30		40	56,660
1.50%, 05/25/31		190	240,833
5.75%, 10/25/32		100	196,907
4.50%, 04/25/41		50	95,748
3.25%, 05/25/45		95	153,738
4.00%, 04/25/60		60	116,608

			2,690,686
Germany — 0.3%
Bundesrepublik Deutschland:
4.75%, 07/04/34		120	230,445
4.25%, 07/04/39		190	370,057
2.50%, 08/15/46		55	86,580

			687,082
Greece — 0.1%
Hellenic Republic Government Bond(k):
3.00%, 01/30/23		36	43,370
3.75%, 01/30/28		49	57,319
3.00%, 01/30/33		52	57,783
3.00%, 01/30/37		41	45,557
4.20%, 01/30/42		40	44,663

			248,692
Hungary — 0.3%
Hungary Government Bond:
3.50%, 06/24/20	HUF	40,000	166,005
2.50%, 10/27/21		35,000	143,135
3.00%, 06/26/24		30,000	126,911
2.75%, 12/22/26		35,000	144,692

			580,743
Indonesia — 5.5%
Indonesia Government International Bond:
2.88%, 07/08/21	EUR	100	130,464
3.38%, 04/15/23	USD	350	353,138
4.13%, 01/15/25		310	321,833
4.75%, 01/08/26		1,573	1,708,816
4.35%, 01/08/27		510	539,773
7.00%, 05/15/27	IDR	8,294,000	640,657
4.75%, 07/18/47	USD	200	213,215
Indonesia Treasury Bond:
7.88%, 04/15/19	IDR	2,000,000	151,956
8.38%, 03/15/24		5,222,000	427,925
8.38%, 09/15/26		12,770,000	1,063,445
9.00%, 03/15/29		3,000,000	260,979
8.75%, 05/15/31		2,000,000	171,734
7.50%, 08/15/32		23,917,000	1,863,797
8.38%, 03/15/34		13,009,000	1,069,102
8.25%, 05/15/36		35,970,000	2,956,075

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Indonesia (continued)
Indonesia Treasury Bond (continued):
7.50%, 05/15/38	IDR	11,682,000	$901,927
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/24	USD	200	210,980

			12,985,816
Ireland — 0.2%
Ireland Government Bond:
5.00%, 10/18/20	EUR	70	96,854
0.80%, 03/15/22		150	186,746
3.40%, 03/18/24		70	100,203
1.00%, 05/15/26		50	61,532
2.40%, 05/15/30		30	41,414
2.00%, 02/18/45		20	25,149

			511,898
Italy — 2.5%
Italy Buoni Poliennali Del Tesoro:
0.50%, 04/20/23		4,186	5,125,891
2.20%, 06/01/27		200	245,156
2.05%, 08/01/27		380	458,500

			5,829,547
Japan — 5.6%
Japanese Government CPI Linked Bond:
0.10%, 09/10/24	JPY	438,913	4,097,948
0.10%, 03/10/26		712,996	6,698,083
0.10%, 03/10/27		255,914	2,410,943

			13,206,974
Lebanon — 0.9%
Lebanon Government International Bond:
6.10%, 10/04/22	USD	722	701,650
6.65%, 04/22/24		246	240,241
6.25%, 11/04/24		390	374,544
6.85%, 03/23/27		830	801,212

			2,117,647
Malaysia — 0.8%
Malaysia Government Bond:
3.66%, 10/15/20	MYR	1,900	473,657
3.80%, 09/30/22		770	190,698
3.96%, 09/15/25		760	186,544
3.90%, 11/30/26		300	73,176
3.90%, 11/16/27		820	202,103
4.50%, 04/15/30		600	148,415
4.23%, 06/30/31		800	194,712
4.25%, 05/31/35		200	47,507
Malaysia Government Investment Issue:
3.58%, 05/15/20		1,000	247,247
4.44%, 05/22/24		700	175,897

			1,939,956
Mexico — 0.6%
Mexican Bonos:
5.75%, 03/05/26	MXN	2,500	112,392
7.50%, 06/03/27		1,137	57,168
Mexico Government International Bond:
2.38%, 04/09/21	EUR	100	128,206
1.88%, 02/23/22		150	190,434
4.00%, 10/02/23	USD	150	156,975
1.63%, 03/06/24	EUR	100	125,156
4.15%, 03/28/27	USD	400	414,800
6.05%, 01/11/40		100	117,800
4.60%, 01/23/46		200	197,200

			1,500,131

Security	Par (000)		Value
Netherlands — 0.0%
Netherlands Government Bond, 2.75%, 01/15/47(b)	EUR	50	$81,623

New Zealand — 0.1%
New Zealand Government Bond:
6.00%, 05/15/21	NZD	140	111,911
2.75%, 04/15/25		100	71,805

			183,716
Norway — 0.0%
Norway Government Bond, 2.00%, 05/24/23(b)	NOK	600	76,161

Oman — 0.1%
Oman Government International Bond, 3.63%, 06/15/21	USD	200	200,000

Peru — 0.3%
Peru Government Bond:
8.20%, 08/12/26	PEN	400	151,950
6.35%, 08/12/28		430	145,144
6.95%, 08/12/31		330	116,088
Peruvian Government International Bond, 8.75%, 11/21/33	USD	130	204,750

			617,932
Philippines — 0.3%
Philippine Government Bond:
3.50%, 03/20/21	PHP	16,000	310,982
3.63%, 09/09/25		5,000	92,331
8.00%, 07/19/31		5,600	140,578
3.63%, 03/21/33		8,500	135,763
8.13%, 12/16/35		3,000	73,228

			752,882
Qatar — 0.1%
Qatar Government International Bond, 3.25%, 06/02/26	USD	300	292,200

Romania — 0.2%
Romania Government Bond:
5.75%, 04/29/20	RON	600	162,763
3.50%, 12/19/22		400	100,824
4.75%, 02/24/25		400	106,484
Romanian Government International Bond, 2.75%, 10/29/25	EUR	100	130,196

			500,267
Russia — 2.9%
Russian Federal Bond, 7.00%, 08/16/23	RUB	15,000	260,304
Russian Federal Bond — OFZ:
6.40%, 05/27/20		42,476	729,739
7.60%, 04/14/21		18,000	326,102
7.50%, 08/18/21		66,989	1,183,424
7.40%, 12/07/22		11,854	208,528
7.75%, 09/16/26		33,062	586,997
8.15%, 02/03/27		71,872	1,313,340
7.05%, 01/19/28		25,109	423,618
8.50%, 09/17/31		8,200	154,011
Russian Foreign Bond — Eurobond:
4.75%, 05/27/26	USD	600	636,295
4.25%, 06/23/27		1,000	1,029,500

			6,851,858
Singapore — 0.1%
Singapore Government Bond:
2.75%, 07/01/23	SGD	160	125,313
2.38%, 06/01/25		60	46,118
2.75%, 03/01/46		40	31,851

			203,282
Slovenia — 0.0%
Slovenia Government Bond, 2.13%, 07/28/25	EUR	32	42,994

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
South Africa — 2.3%
Republic of South Africa Government Bond:
10.50%, 12/21/26	ZAR	7,491	$676,205
8.25%, 03/31/32		2,200	162,753
6.25%, 03/31/36		14,365	835,406
Republic of South Africa Government International Bond:
5.50%, 03/09/20(h)	USD	1,173	1,231,322
5.88%, 05/30/22		246	268,632
South Africa Government Bond:
8.88%, 02/28/35	ZAR	4,300	326,698
6.50%, 02/28/41		7,952	453,621
8.75%, 02/28/48		19,097	1,399,495

			5,354,132
South Korea — 0.9%
Korea Treasury Bond:
2.75%, 09/10/19	KRW	400,000	377,899
2.00%, 09/10/22		750,000	689,816
3.38%, 09/10/23		230,000	225,490
2.25%, 06/10/25		200,000	184,118
2.25%, 12/10/25		200,000	183,841
2.13%, 06/10/27		140,000	126,857
4.00%, 12/10/31		140,000	154,239
2.63%, 09/10/35		135,000	129,024
3.00%, 12/10/42		80,000	81,922
2.00%, 03/10/46		70,000	59,426

			2,212,632
Sri Lanka — 0.1%
Sri Lanka Government Bonds:
11.50%, 08/01/26	LKR	16,000	112,483
11.75%, 06/15/27		7,000	49,843

			162,326
Sweden — 0.1%
Sweden Government Bond:
3.50%, 06/01/22	SEK	1,100	155,515
1.00%, 11/12/26		960	121,635
3.50%, 03/30/39		250	41,818

			318,968
Thailand — 0.8%
Thailand Government Bond:
5.63%, 01/12/19	THB	2,500	79,954
3.65%, 12/17/21		14,500	477,833
3.85%, 12/12/25		11,000	376,623
2.13%, 12/17/26		9,700	292,526
4.26%, 12/12/37		11,000	391,997
4.68%, 06/29/44		6,000	234,794

			1,853,727
Tunisia — 0.1%
Banque Centrale de Tunisie International Bond, 4.50%, 06/22/20	EUR	168	210,857

Turkey — 2.0%
Hazine Mustesarligi Varlik Kiralama, 2.80%, 03/26/18	USD	200	199,832
Turkey Government Bond:
8.50%, 07/10/19	TRY	400	99,195
9.20%, 09/22/21		900	216,007
9.50%, 01/12/22		500	120,697
8.00%, 03/12/25		900	192,501
11.00%, 02/24/27		650	164,066
Turkey Government International Bond:
5.88%, 04/02/19	EUR	70	89,454
7.00%, 06/05/20(h)	USD	913	984,963
5.63%, 03/30/21		450	473,669
5.13%, 03/25/22		200	207,300

Security	Par (000)		Value
Turkey (continued)
Turkey Government International Bond (continued):
7.38%, 02/05/25	USD	668	$769,229
6.00%, 03/25/27(h)		830	883,714
5.75%, 05/11/47		200	195,000

			4,595,627
United Kingdom — 2.4%
United Kingdom Gilt:
1.75%, 09/07/22	GBP	200	282,803
0.75%, 07/22/23		280	375,596
4.50%, 09/07/34		250	479,877
1.75%, 09/07/37		60	81,183
4.75%, 12/07/38		30	62,110
4.25%, 09/07/39		150	294,265
4.25%, 12/07/40		170	337,655
3.25%, 01/22/44		165	290,120
3.50%, 01/22/45		1,206	2,224,200
1.50%, 07/22/47		140	177,872
4.25%, 12/07/49		110	240,240
3.75%, 07/22/52		110	228,671
4.25%, 12/07/55		90	210,850
4.00%, 01/22/60		20	46,748
2.50%, 07/22/65		90	158,905
3.50%, 07/22/68		60	135,244

			5,626,339
Uruguay — 0.0%
Uruguay Government International Bond, 5.10%, 06/18/50	USD	100	111,000

Total Foreign Agency Obligations — 38.8% (Cost — $88,116,917)			90,859,395

Investment Companies — 0.3%
iShares JP Morgan USD Emerging Markets Bond ETF(o)		6,665	773,807

Total Investment Companies — 0.3% (Cost — $723,969)			773,807

Municipal Bonds — 3.0%
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)		180	195,188
City of Long Beach California Harbor Revenue, Refunding RB, Series C, 5.00%, 05/15/47		40	48,230
City of Miami Beach FL Water & Sewer Revenue, RB, 5.00%, 09/01/47		20	23,627
City of Philadelphia PA Airport Revenue, Refunding RB, AMT, Series B, 5.00%, 07/01/42		10	11,570
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B, 5.00%, 07/01/47		10	11,526
City of Phoenix Civic Improvement Corp., ARB, AMT, Series A:
5.00%, 07/01/42		520	609,123
5.00%, 07/01/47		20	23,319
Commonwealth of Massachusetts, GO, Series F, 5.00%, 11/01/44		20	23,947
Commonwealth of Massachusetts Transportation Fund Revenue, Refunding RB, Series A:
5.00%, 06/01/40		30	36,254
5.00%, 06/01/41		30	36,225
5.00%, 06/01/43		30	36,167
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Proposition C, Sales Tax Revenue, Series A, 5.00%, 07/01/42		70	84,709

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Municipal Bonds (continued)
County of Los Angeles Metropolitan Transportation Authority, RB, Green Bond, Series A, 5.00%, 07/01/42	USD	50	$60,742
District of Columbia, RB, Build America Bonds, Series E, 5.59%, 12/01/34		700	865,123
Eastern Municipal Water District Financing Authority, RB, Series D, 5.00%, 07/01/47		10	12,064
Lexington County Health Services District Inc, RB, 5.00%, 11/01/41		40	45,008
Los Angeles County Metropolitan Transportation Authority, RB, Series A, 5.00%, 07/01/40		50	60,837
Metropolitan State Louis Sewer District, Refunding RB, Series A, 5.00%, 05/01/42		50	60,157
Metropolitan Transportation Authority, Refunding RB, Green Bonds, Series C-1:
5.00%, 11/15/25		40	48,306
5.00%, 11/15/26		90	110,197
New Hampshire Health and Education Facilities Authority Act, RB, 5.00%, 07/01/37		190	218,314
New York State Urban Development Corp., RB, 3.32%, 03/15/29		75	74,826
North Texas Tollway Authority, Refunding RB, 2nd Tier-Series B, 5.00%, 01/01/43		20	23,270
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/34		700	797,510
Pennsylvania Turnpike Commission, Refunding RB, Motor License Fund, Enhanced Turnpike, Second Series, 5.00%, 12/01/35		400	468,512
Port Authority of New York & New Jersey, ARB, Consolidated, 168th Series, 4.93%, 10/01/51		20	24,712
Salt River Project Agricultural Improvement & Power District, Refunding RB, Salt River Project Electric System:
5.00%, 01/01/35		400	489,140
5.00%, 01/01/36		20	24,417
San Antonio Education Facilities Corp., RB, 2.96%, 06/01/47		40	47,090
San Diego Unified School District, GO, Election of 2012, Series I, 3.13%, 07/01/47		30	36,191
San Jose Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds:
3.25%, 08/01/24		140	139,759
5.00%, 08/01/28		80	78,242
3.25%, 08/01/29		70	68,992
South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/25		30	35,400
Series A, 5.00%, 12/01/26		10	11,733
Series A, 5.00%, 12/01/27		10	11,819
Series A, 5.00%, 12/01/28		20	23,275
Series A, 5.00%, 12/01/28		10	11,728
Series A, 5.00%, 12/01/29		20	23,358
Series B, 5.00%, 12/01/24		20	23,502
Series B, 5.00%, 12/01/31		10	11,673
Series B, 5.00%, 12/01/32		10	11,630
State of California, GO, Build America Bonds, Various Purpose, 7.60%, 11/01/40		50	79,846
State of Illinois, GO, Pension, 5.10%, 06/01/33		50	49,917
State of Maryland, GO, Refunding Series B, 5.00%, 08/01/24		90	107,788
State of New York Dormitory Authority, RB:
Bidding Group Bond, Series B, 5.00%, 02/15/42		30	35,865
Sales Tax, Series A, 5.00%, 03/15/43		825	979,374
State of South Carolina Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 01/01/50		75	101,796
State of Texas, RB, 4.00%, 08/30/18		180	182,970

Security	Par (000)		Value
Municipal Bonds (continued)
State of Washington, GO, Refunding, 3.43%, 07/01/30(a)(b)	USD	100	$118,559
State of Wisconsin, GO, Refunding:
5.00%, 11/01/29		50	61,699
5.00%, 11/01/31		50	61,133
5.00%, 11/01/33		30	36,427
University of California, RB, General, Series AQ, 4.77%, 05/15/15		21	22,961
Virginia Commonwealth Transportation Board, Refunding RB:
5.00%, 03/15/25		40	48,157
5.00%, 03/15/26		50	61,164
2.91%, 09/15/26(a)(b)		50	61,608

Total Municipal Bonds — 3.0% (Cost — $6,941,892)			7,066,676

Non-Agency Mortgage-Backed Securities — 3.6%

Cayman Islands — 0.1%
Bsprt Issuer Ltd., Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.35%), 3.66%, 06/15/27(b)(d)(e)(g)		130	130,286

United States — 3.5%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.43%, 06/05/37(a)(b)		250	234,938
Atrium Hotel Portfolio Trust, Series 2017-ATRM(a)(b)(e):
Class D, 4.53%, 11/15/19		200	197,700
Class E, 3.25%, 11/15/19		150	148,320
BAMLL Commercial Mortgage Securities Trust 2017-SCH, Series 2017-SCH, Class DL, 3.55%, 11/15/32(a)(b)		150	150,000
BXP Trust, Series 2017-CC(a)(b)(e):
Class D, 3.55%, 08/13/37		110	105,190
Class E, 3.55%, 08/13/37		220	194,975
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class D, 3.05%, 01/10/48(a)(b)		30	22,189
Chicago Skyscraper Trust, Series 2017(b)(d):
Class D, (1 mo. LIBOR + 2.25%), 3.81%, 02/15/30		100	100,621
Class E, (1 mo. LIBOR + 3.30%), 4.86%, 02/15/30		470	472,918
Class F, (1 mo. LIBOR + 4.10%), 5.66%, 02/15/30		130	130,807
Citigroup Commercial Mortgage Trust:
Series 2016-C3, Class C, 4.14%, 11/15/49(a)		250	245,510
Series 2016-GC36, Class A5, 3.62%, 02/10/49		375	388,293
Series 2016-GC37, Class D, 4.29%, 04/10/49(a)(b)		365	282,847
Series 2016-P6, Class C, 3.72%, 12/10/49(a)		265	269,121
Citigroup Commercial Mortgage Trust 2015-P1, Series 2015-P1, Class A5, 3.44%, 09/15/48(a)(b)		375	392,120
COMM Mortgage Trust(a):
Series 2016-DC2, Class B, 4.64%, 02/10/49		100	105,511
Series 2016-DC2, Class C, 4.64%, 02/10/49		100	97,698
Series 2017-DLTA, Class E, 3.44%, 08/15/35(b)		220	217,109
Commercial Mortgage Trust:
Series 2014-CR21, Class A3, 3.53%, 12/10/47		375	387,201
Series 2017-DLTA, Class F, 4.06%, 08/15/35(a)(b)		230	226,518
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class B, 4.11%, 08/15/48(a)		250	256,499
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 09/10/49		375	369,736
DBUBS Mortgage Trust, Series 2017-BRBK(a)(b)(e):
Class E, 3.53%, 10/10/34		400	379,749
Class F, 3.53%, 10/10/34		240	218,532
GS Mortgage Securities Corp. Trust, Series 2017-500K(b)(d):
Class D, (1 mo. LIBOR + 1.30%), 2.86%, 07/15/32		90	90,090
Class E, (1 mo. LIBOR + 1.50%), 3.06%, 07/15/32		120	120,104
Class F, (1 mo. LIBOR + 1.80%), 3.36%, 07/15/32		90	90,131
Class G, (1 mo. LIBOR + 2.50%), 4.06%, 07/15/32		50	50,014

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
GS Mortgage Securities Trust, Series 2017-GS7(b):
Class D, 3.00%, 08/10/50	USD	225	$193,967
Class E, 3.00%, 08/10/50		180	149,018
Lone Star Portfolio Trust, Series 2015-LSP, Class E, (1 mo. LIBOR + 5.60%), 7.16%, 09/15/28(b)(d)		341	346,581
MAD Mortgage Trust, Series 2017-330M(a)(b):
Class D, 4.11%, 08/15/34		110	110,381
Class E, 4.17%, 08/15/34		130	124,900
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16, Series 2014-C16, Class A5, 3.89%, 06/15/47		375	394,836
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25, Series 2015-C25, Class A5, 3.64%, 10/15/48		400	416,154
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class E, 4.30%, 11/15/34(a)(b)		120	120,076
Olympic Tower Mortgage Trust, Series 2017-OT(a)(b):
Class D, 3.95%, 05/10/39		130	128,930
Class E, 3.95%, 05/10/39		160	152,852
VNDO Mortgage Trust, Series 2015-350P, Class E, 3.90%, 01/10/35(a)(b)		275	264,337

			8,346,473

Total Non-Agency Mortgage-Backed Securities — 3.6% (Cost — $8,359,394)			8,476,759

Preferred Securities – 1.7%

Capital Trusts — 1.7%
Canada — 0.0%
TransCanada PipeLines Ltd., 3.63%(g)		100	91,572

Denmark — 0.1%
Orsted A/S, 2.25%(a)		100	121,785

Italy — 0.4%
Intesa Sanpaolo SpA, 7.75%(f)(g)		200	291,851
UniCredit SpA, 6.63%(f)(g)
6.63%(f)(g)		200	260,367
9.25%(f)(g)		200	290,616

			842,834
Luxembourg — 0.1%
SES SA, 4.63%(f)(g)		100	128,623

Netherlands — 0.2%
Repsol International Finance BV, 4.50%(g)		100	133,327
Telefonica Europe BV, 2.63%(a)(f)		100	119,385
TenneT Holding BV, 3.00%(f)(g)		100	124,935
VIVAT NV, 6.25%(a)(f)		200	200,220

			577,867
New Zealand — 0.1%
EFG International AG, 5.00%(g)		200	204,500

Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA, 8.88%(f)(g)		200	284,364

Switzerland — 0.1%
UBS Group AG, 7.00%(f)(g)		200	226,500

United Kingdom — 0.2%
Centrica PLC, Series ., 3.00%(g)		100	124,184
HSBC Holdings PLC, 6.00%(f)(g)		200	210,250
Royal Bank of Scotland Group PLC, 8.00%(f)(g)		200	228,750

			563,184
United States — 0.4%
Discover Financial Services, Series C, 5.50%(a)(f)		265	272,950
Goldman Sachs Group, Inc., Series P, 5.00%(a)(f)		418	411,312

Security	Par (000)		Value
United States (continued)
JPMorgan Chase & Co., Series CC, 4.63%(a)(f)	USD	350	$342,125

			1,026,387

Total Preferred Securities— 1.7% (Cost — $3,971,076)			4,067,616

U.S. Government Sponsored Agency Securities — 23.9%

Collateralized Mortgage Obligations — 0.2%
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M2, (1 mo. LIBOR US + 3.45%), 5.00%, 10/25/29(d)		500	543,908

Mortgage-Backed Securities — 23.7%
Fannie Mae Mortgage-Backed Securities:
2.50%, 07/01/30 - 01/01/33(l)		619	618,984
3.00%, 10/01/30 - 01/01/48(c)(l)		22,977	23,072,317
3.50%, 07/01/29 - 02/01/48(c)(l)		5,609	5,773,163
4.00%, 04/01/29 - 01/01/48(l)		6,300	6,608,760
4.50%, 12/01/18 - 01/01/48(l)		1,166	1,249,307
5.00%, 09/01/35 - 01/01/48(l)		352	379,431
5.50%, 12/01/38		193	214,692
6.00%, 07/01/39 - 01/01/48(l)		139	154,250
6.50%, 11/01/38		26	28,802
Freddie Mac Mortgage-Backed Securities:
2.50%, 02/01/24 - 01/01/33(l)		193	192,580
3.00%, 01/01/33 - 01/01/48(l)		3,545	3,552,603
3.50%, 04/01/31 - 01/01/48(c)(l)		4,296	4,424,058
4.00%, 08/01/40 - 01/01/48(l)		981	1,034,247
4.50%, 09/01/40 - 01/01/48(l)		323	345,124
5.00%, 05/01/38 - 05/01/39		87	94,061
5.50%, 1/01/39		57	62,762
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/01/48(l)		3,195	3,223,955
3.50%, 01/15/42 - 01/01/48(l)		2,461	2,544,974
4.00%, 10/20/40 - 01/01/48(l)		1,244	1,298,559
4.50%, 10/20/44 - 01/01/48(l)		432	455,051
5.00%, 10/20/44		89	95,104

			55,422,784

Total U.S. Government Sponsored Agency Securities — 23.9% (Cost — $56,037,858)			55,966,692

U.S. Treasury Obligations — 19.1%
U.S. Treasury Inflation Indexed Bonds:
0.38%, 01/15/27		3,814	3,786,844
1.00%, 02/15/46		281	300,263
0.88%, 02/15/47		782	812,301
U.S. Treasury Inflation Protected Security:
0.13%, 04/15/19		8,760	8,740,407
0.13%, 04/15/20		8,518	8,500,043
0.13%, 04/15/21		354	352,393
0.13%, 04/15/22(h)		19,796	19,656,919
U.S. Treasury Notes:
1.75%, 11/30/21		5	4,930
1.88%, 02/28/22		500	494,590
1.38%, 08/31/23		75	71,499
2.75%, 11/15/47		2,040	2,050,665

Total U.S. Treasury Obligations — 19.1% (Cost — $44,615,966)			44,770,854

Warrants — 0.0%

Venezuela — 0.0%
Venezuela Government International Bond(a)		2,993	7,500

Total Long-Term Investments — 120.5% (Cost — $278,360,571)			282,462,148

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000))/Shares		Value
Short-Term Securities — 4.6%

Borrowed Bond Agreements (m) — 3.8%
Barclays PLC, 0.20%, Open (Purchased on 12/14/17 to be repurchased at GBP 516,069. Collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.75%, 11/22/47, original par and fair values of GBP 205,000 and $701,977, respectively)	GBP	516	$696,165
BNP Paribas SA, 0.20%, Open (Purchased on 04/25/17 to be repurchased at GBP 913,244. Collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13%, 03/22/46, original par and fair values of GBP 521,000 and $1,220,228, respectively)		912	1,231,000
Citigroup Global Markets, 0.38%, Open (Purchased on 10/06/17 to be repurchased at GBP 839,483. Collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13%, 03/22/26, original par and fair values of GBP 675,000 and $1,143,365 respectively)		839	1,133,084
Citigroup Global Markets, 0.38%, Open (Purchased on 10/06/17 to be repurchased at GBP 280,161. Collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.75%, 11/22/47, original par and fair values of GBP 115,000 and $393,792, respectively)		281	378,837
Citigroup Global Markets, 0.38%, Open (Purchased on 11/04/16 to be repurchased at GBP 621,282. Collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13%, 03/22/26, original par and fair values of GBP 500,000 and $846,937, respectively)		620	837,054
Citigroup Global Markets, 0.38%, Open (Purchased on 09/23/16 to be repurchased at GBP 624,411. Collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13%, 03/22/26, original par and fair values of GBP 500,000 and $846,937, respectively)		623	841,279
Citigroup Global Markets, 0.38%, Open (Purchased on 10/11/16 to be repurchased at GBP 1,275,914. Collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13%, 03/22/26, original par and fair values of 1,000,000 and $1,693,876, respectively)		1,273	1,719,282
Citigroup Global Markets, 0.38%, Open (Purchased on 03/15/17 to be repurchased at GBP $213,322. Collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13%, 03/22/26, original par and fair values of GBP 170,000 and $287,959, respectively)		213	287,435
Citigroup Global Markets, 0.38%, Open (Purchased on 06/26/17 to be repurchased at GBP 1,231,173. Collateralized United Kingdom Gilt Inflation Linked Bonds, 0.13%, 03/22/26, original par and fair values of GBP 980,000 and $1,659,997, respectively)		1,230	1,661,344

Total Borrowed Bond Agreements — 3.8% (Cost — $8,279,966)			8,785,480

Security	Par (000))/Shares		Value
Money Market Funds — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%(n)(o)		1,780,855	$1,780,855

Total Money Market Funds — 0.8% (Cost — $1,780,855)			1,780,855

Total Short-Term Securities — 4.6% (Cost — $10,060,821)			10,566,335

Options Purchased — 0.3% (Cost — $1,046,783)			775,801

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written — 125.4% (Cost — $289,468,175)			293,804,284

Borrowed Bonds – (3.8)%
United Kingdom Gilt Inflation Linked, 0.13%, 03/22/26	GBP	(4,078)	(6,479,071)
United Kingdom Gilt Inflation Linked, 0.13%, 03/22/46		(556)	(1,220,228)
United Kingdom Gilt Inflation Linked, 0.75%, 11/22/47		(424)	(1,095,769)

Total Borrowed Bonds – (3.8)% (Cost – $8,217,121)			(8,795,068)

TBA Sale Commitments – (l) (6.0)%
Fannie Mae Mortgage-Backed Securities:
3.00%, 01/01/33 - 01/01/48	USD	3,633	(3,697,971)
4.00%, 01/01/33 - 02/01/48		4,501	(4,703,656)
3.50%, 01/01/48		1,852	(1,901,748)
4.50%, 01/01/48 - 02/01/48		568	(603,943)
5.50%, 01/01/48		25	(27,394)
Freddie Mac Mortgage-Backed Securities:
3.50%, 01/01/33 - 01/01/48		832	(858,926)
3.00%, 01/01/48		2,033	(2,032,122)
Government National Mortgage Association Mortgage-Backed Securities, 4.00%, 01/01/48		175	(182,424)

Total TBA Sale Commitments (Proceeds — $14,011,236) — (6.0)%			(14,008,184)

Options Written — (0.0)% (Premiums Received — $168,011) — (0.0)%			(111,141)

Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 115.6% (Cost — $267,071,807)			270,889,891
Liabilities in Excess of Other Assets — (15.6)%			(36,585,843)

Net Assets — 100.0%			$234,304,048

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	When-issued security.
(d)	Floating rate security. Rate shown is the rate in effect as of period end.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Perpetual security with no stated maturity date.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Amount is less than $500.
(j)	Zero-coupon bond.
(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

(l)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$1,211,474	$3,822
BNP Paribas Securities Corp.	93,508	(2,145)
Citigroup Global Markets, Inc.	3,590,083	(1,772)
Credit Suisse Securities (USA) LLC	1,066,800	5,966
Daiwa Securities America, Inc.	609,000	381
Deutsche Bank Securities, Inc.	(208,905)	142
Goldman Sachs & Co.	1,758,747	3,641
J.P. Morgan Securities LLC	4,463,324	(6,727)
Jefferies & Co.	405,000	253
Merrill Lynch, Pierce, Fenner & Smith	4,139,732	9,100
Mizuho Securities USA, Inc.	599,115	3,788
Morgan Stanley	1,408,652	3,664
Nomura Securities	1,408,904	1,187
RBC Capital Markets LLC	1,412,333	948
Wells Fargo Securities LLC	2,787,563	(1,283)

(m)	The amount to be repurchased assumes the maturity will be the day after period end.
(n)	Annualized 7-day yield as of period end.
(o)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated	Par/ Shares Held at 12/31/16	Par/ Shares Purchased		Par/ Shares Sold	Par/ Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	655,785	1,125,070	(b)	—	1,780,855	$1,780,855	$29,949	$—	$—
iShares JP Morgan USD Emerging Markets Bond ETF	6,665	—		—	6,665	773,807	35,145	—	22,291
iShares MSCI Emerging Markets ETF	—	11,000		(11,000)	—	—	2,109	13,417	—
iShares iBoxx USD High Yield Corporate Bond ETF	9,800	—		(9,800)	—	—	5,588	25,946	—

						$2,554,662	$72,791	$39,363	$22,291

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased.

Reverse Repurchase Agreement

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Bank PLC	1.75%	12/08/17	Open	$2,294,000	$2,296,676	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	1.65%	12/08/17	Open	673,730	674,471	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.00%	12/08/17	Open	701,750	702,686	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.35%	12/08/17	Open	907,294	908,110	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	2.00%	12/08/17	Open	2,003,493	2,005,830	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75%	12/08/17	Open	1,146,607	1,147,945	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	1.65%	12/08/17	Open	800,950	801,831	Foreign Agency Obligations	Open/Demand
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.85%	12/29/17	1/02/18	10,565,625	10,567,254	U.S. Treasury Obligations	Up to 30 Days

				$19,093,449	$19,104,803

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Australian Treasury Bonds	30	03/15/18	$3,023	$(24,219)
10-Year Canadian Treasury Bonds	31	03/20/18	3,324	(42,655)
2-Year U.S. Treasury Note	73	03/29/18	15,630	(12,073)
3-Month Euribor	8	03/19/18	2,407	231
3-Year Australian Treasury Bonds	4	03/15/18	347	(1,597)
90-Day Australian Treasury Bill	1	03/08/18	777	56
90-Day Euro-Dollar	9	03/19/18	2,210	(4,042)
90-Day Sterling Future	10	03/21/18	1,678	564
3-Month Canadian Banker’s Acceptance	3	03/19/18	586	(223)
DAX Index	3	03/16/18	1,162	(20,930)
Euro BOBL	43	03/08/18	6,790	(37,468)
Euro Stoxx 50 Index	11	03/16/18	461	(10,449)
German Euro Schatz	61	03/08/18	8,196	(10,891)
Russell 2000 E-Mini Index	4	03/16/18	307	2,221
Ultra Long U.S. Treasury Bond	17	03/20/18	2,850	16,091
90-Day Euro-Dollar	5	06/18/18	1,226	256
90-Day Sterling Future	10	06/20/18	1,677	817

				(144,311)

Short Contracts
10-Year Japanese Government Treasury Bonds	2	03/13/18	2,676	1,325
10-Year U.S. Treasury Note	391	03/20/18	48,502	133,311
10-Year U.S. Ultra Long Treasury Note	55	03/20/18	7,346	22,007
30-Year Euro Buxl Bond	8	03/08/18	1,573	25,716
5-Year U.S. Treasury Note	50	03/29/18	5,808	(6,435)
Euro Bund	43	03/08/18	8,342	82,652
Euro OAT	17	03/08/18	3,165	39,362
Long Gilt Future	13	03/27/18	2,197	(2,889)
Long Term Euro BTP	9	03/08/18	1,470	31,847
Long U.S. Treasury Bond	110	03/20/18	16,830	10,219
NASDAQ 100 Stock Index	6	03/16/18	769	5,862
S&P 500 E-Mini Index	35	03/16/18	4,683	2,486
Short Term Euro BTP	68	03/08/18	9,223	48,066
Topix Index	1	03/08/18	161	86
3-Month Euribor	8	03/18/19	2,404	(668)
90-Day Euro Dollar	77	03/18/19	18,826	45,019
90-Day Australian Treasury Bill	1	03/07/19	776	(1)
90-Day Sterling Future	10	03/20/19	1,674	(837)
3-Month Canadian Banker’s Acceptance	3	03/18/19	583	692
90-Day Euro-Dollar	5	06/17/19	1,222	169
90-Day Sterling Future	10	06/19/19	1,673	(1,344)

				436,645

				$292,334

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	355,800	BRL	1,179,833	BNP Paribas S.A.	01/04/18	$158
USD	763,080	BRL	2,514,349	BNP Paribas S.A.	01/04/18	5,169
USD	1,604,200	BRL	5,285,839	BNP Paribas S.A.	01/04/18	10,866
USD	475,500	BRL	1,555,361	Barclays Bank PLC	01/04/18	6,661
COP	1,740,087,000	USD	580,000	Barclays Bank PLC	01/05/18	2,945
USD	290,000	MXN	5,589,025	Barclays Bank PLC	01/05/18	5,859
USD	290,000	MXN	5,589,536	Barclays Bank PLC	01/05/18	5,833

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	35,288,568	EUR	504,000	Bank of America N.A.	01/12/18	$6,954
RUB	17,044,128	USD	288,000	Bank of America N.A.	01/12/18	7,591
RUB	71,845,734	USD	1,214,000	Bank of America N.A.	01/12/18	31,998
USD	698,000	JPY	78,429,988	BNP Paribas S.A.	01/12/18	1,680
USD	76,500	MXN	1,458,174	Bank of America N.A.	01/12/18	2,464
USD	350,220	MXN	6,675,536	Bank of America N.A.	01/12/18	11,283
ZAR	2,165,392	USD	168,900	Barclays Bank PLC	01/12/18	5,873
CLP	279,697,810	USD	427,000	Credit Suisse International	01/16/18	27,498
USD	427,500	MXN	8,384,644	Barclays Bank PLC	01/17/18	2,167
ZAR	1,470,355	USD	115,468	Goldman Sachs International	01/17/18	3,117
USD	1,002,721	MXN	19,210,633	Barclays Bank PLC	01/22/18	29,080
IDR	578,068,000	USD	42,443	Goldman Sachs International	01/26/18	237
IDR	12,004,228,291	USD	884,550	JPMorgan Chase Bank N.A.	01/26/18	1,743
CAD	427,500	MXN	6,499,411	Morgan Stanley & Co. International PLC	01/29/18	11,244
IDR	29,711,297,000	USD	2,189,000	Deutsche Bank AG	01/29/18	4,263
IDR	6,345,056,000	USD	466,000	JPMorgan Chase Bank N.A.	01/29/18	2,387
INR	33,094,915	USD	511,000	Barclays Bank PLC	01/29/18	6,567
RUB	29,047,200	USD	494,000	Credit Suisse International	01/29/18	7,971
USD	400,000	ARS	7,152,000	BNP Paribas S.A.	01/29/18	21,287
RUB	40,624,220	USD	676,000	Bank of America N.A.	01/30/18	25,890
EUR	460,685	USD	540,279	Deutsche Bank AG	02/02/18	13,429
EUR	186,389	USD	218,619	Nomura International PLC	02/02/18	5,406
EUR	85,540	USD	99,987	Barclays Bank PLC	02/12/18	2,884
EUR	125,121	GBP	110,000	Barclays Bank PLC	02/14/18	1,773
EUR	5,670	GBP	5,008	Deutsche Bank AG	02/14/18	50
EUR	107,565	GBP	94,992	HSBC Bank PLC	02/14/18	947
EUR	113,511	GBP	100,000	HSBC Bank PLC	02/14/18	1,329
EUR	124,990	GBP	110,000	HSBC Bank PLC	02/14/18	1,616
EUR	124,229	GBP	110,000	UBS AG	02/14/18	700
EUR	125,125	GBP	110,000	UBS AG	02/14/18	1,778
EUR	15,222	NOK	148,654	Bank of America N.A.	02/14/18	182
EUR	3,210	NOK	31,346	Barclays Bank PLC	02/14/18	39
EUR	6,043	NOK	59,052	Citibank N.A.	02/14/18	67
EUR	27,640	NOK	270,000	Deutsche Bank AG	02/14/18	321
EUR	2,044	NOK	20,000	JPMorgan Chase Bank N.A.	02/14/18	20
EUR	15,107	NOK	147,649	JPMorgan Chase Bank N.A.	02/14/18	166
EUR	1,210,000	USD	1,417,116	Citibank N.A.	02/14/18	38,214
EUR	165,000	USD	194,402	JPMorgan Chase Bank N.A.	02/14/18	4,052
GBP	733	EUR	823	Barclays Bank PLC	02/14/18	—
GBP	11,796	EUR	13,237	Goldman Sachs International	02/14/18	26
GBP	100,000	EUR	111,364	Goldman Sachs International	02/14/18	1,253
GBP	210,000	EUR	235,160	Goldman Sachs International	02/14/18	1,074
GBP	98,205	EUR	110,215	HSBC Bank PLC	02/14/18	208
GBP	109,267	EUR	122,822	HSBC Bank PLC	02/14/18	1
GBP	222,170	USD	295,424	Bank of America N.A.	02/14/18	4,943
GBP	87,763	USD	117,435	Barclays Bank PLC	02/14/18	1,218
GBP	145,000	USD	191,837	Barclays Bank PLC	02/14/18	4,198
GBP	145,000	USD	191,869	Barclays Bank PLC	02/14/18	4,166
GBP	170,000	USD	223,718	Citibank N.A.	02/14/18	6,116
GBP	180,000	USD	236,479	Citibank N.A.	02/14/18	6,875
GBP	143,333	USD	190,295	Deutsche Bank AG	02/14/18	3,486
GBP	235,000	USD	316,012	Deutsche Bank AG	02/14/18	1,700
GBP	55,073	USD	73,170	HSBC Bank PLC	02/14/18	1,287
GBP	180,000	USD	236,038	HSBC Bank PLC	02/14/18	7,316
GBP	180,000	USD	236,201	HSBC Bank PLC	02/14/18	7,153
GBP	350,000	USD	469,882	HSBC Bank PLC	02/14/18	3,306
GBP	62,830	USD	83,557	JPMorgan Chase Bank N.A.	02/14/18	1,387
GBP	86,593	USD	115,038	JPMorgan Chase Bank N.A.	02/14/18	2,034
GBP	27,237	USD	36,442	UBS AG	02/14/18	382
GBP	135,000	USD	178,779	UBS AG	02/14/18	3,736
GBP	150,000	USD	201,987	UBS AG	02/14/18	808
INR	3,700,000	USD	56,967	Citibank N.A.	02/14/18	801

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	9,300,000	USD	142,354	Goldman Sachs International	02/14/18	$2,846
JPY	3,000,000	USD	26,585	HSBC Bank PLC	02/14/18	92
MYR	200,000	USD	48,798	Barclays Bank PLC	02/14/18	352
MYR	300,000	USD	73,055	UBS AG	02/14/18	670
MYR	300,000	USD	73,224	UBS AG	02/14/18	501
NOK	325,000	EUR	32,800	Barclays Bank PLC	02/14/18	179
NOK	900,000	EUR	90,874	Barclays Bank PLC	02/14/18	445
NOK	165,000	EUR	16,659	Citibank N.A.	02/14/18	83
NOK	325,000	EUR	32,813	Deutsche Bank AG	02/14/18	164
NOK	74,161	EUR	7,488	JPMorgan Chase Bank N.A.	02/14/18	37
NOK	165,000	EUR	16,681	JPMorgan Chase Bank N.A.	02/14/18	57
PLN	2,000,000	EUR	470,367	Bank of America N.A.	02/14/18	8,845
RUB	16,625,000	USD	276,834	Citibank N.A.	02/14/18	9,595
SEK	20,815	EUR	2,111	Bank of America N.A.	02/14/18	5
SEK	624,457	EUR	63,319	Barclays Bank PLC	02/14/18	156
SEK	645,000	EUR	64,874	Barclays Bank PLC	02/14/18	796
SEK	1,015,000	EUR	102,215	Barclays Bank PLC	02/14/18	1,101
SEK	107,501	EUR	10,874	Citibank N.A.	02/14/18	59
SEK	500,000	EUR	50,770	Credit Suisse International	02/14/18	40
SEK	249,755	EUR	25,327	Deutsche Bank AG	02/14/18	59
SEK	460,000	EUR	46,348	Deutsche Bank AG	02/14/18	471
SEK	935,000	EUR	94,167	Deutsche Bank AG	02/14/18	1,005
SEK	1,272,499	EUR	128,767	Deutsche Bank AG	02/14/18	634
SEK	3,455,000	EUR	346,154	Deutsche Bank AG	02/14/18	5,890
SEK	24,973	EUR	2,533	UBS AG	02/14/18	6
SEK	1,570,000	USD	188,968	Deutsche Bank AG	02/14/18	2,898
TRY	875,000	USD	220,737	Citibank N.A.	02/14/18	7,160
USD	236,678	GBP	175,000	JPMorgan Chase Bank N.A.	02/14/18	84
USD	58,751	JPY	6,500,000	Barclays Bank PLC	02/14/18	950
USD	26,736	JPY	3,000,000	Citibank N.A.	02/14/18	59
USD	51,630	MXN	1,000,000	Bank of America N.A.	02/14/18	1,156
USD	31,799	MXN	600,000	Deutsche Bank AG	02/14/18	1,514
CAD	372,485	USD	290,000	Barclays Bank PLC	02/22/18	6,540
NOK	4,845,721	USD	580,000	Bank of America N.A.	02/22/18	11,000
AUD	1,350,000	USD	1,033,821	HSBC Bank PLC	03/21/18	19,357
CAD	3,125,000	USD	2,449,284	JPMorgan Chase Bank N.A.	03/21/18	39,359
CAD	4,780,000	USD	3,746,425	JPMorgan Chase Bank N.A.	03/21/18	60,204
CHF	900,000	USD	914,415	HSBC Bank PLC	03/21/18	14,285
EUR	800,000	USD	953,602	Bank of America N.A.	03/21/18	10,730
EUR	193,000	USD	230,708	Nomura International PLC	03/21/18	1,937
EUR	36,550,000	USD	43,358,900	UBS AG	03/21/18	698,993
GBP	3,485,000	USD	4,664,185	Deutsche Bank AG	03/21/18	53,108
GBP	3,570,000	USD	4,777,945	Deutsche Bank AG	03/21/18	54,403
IDR	15,974,980,000	USD	1,166,823	Deutsche Bank AG	03/21/18	7,810
PLN	5,310,000	USD	1,488,131	Deutsche Bank AG	03/21/18	37,727
RUB	88,500,000	USD	1,487,895	Deutsche Bank AG	03/21/18	30,795
SEK	2,060,000	USD	244,143	Deutsche Bank AG	03/21/18	8,160
USD	78,029	MXN	1,510,000	HSBC Bank PLC	03/21/18	2,287
EUR	308,499	JPY	41,019,520	HSBC Bank PLC	03/22/18	6,415
JPY	250,000,000	USD	2,218,987	UBS AG	03/22/18	8,492
USD	14,411,082	JPY	1,615,021,137	Bank of America N.A.	03/22/18	21,379
USD	414,590	TRY	1,547,000	BNP Paribas S.A.	06/25/18	27,198
USD	3,640,407	TRY	14,141,162	BNP Paribas S.A.	06/25/18	99,248
USD	868,650	TRY	3,454,838	Citibank N.A.	06/25/18	3,507
USD	246,522	TRY	946,000	JPMorgan Chase Bank N.A.	06/25/18	9,629
USD	636,500	TRY	2,566,050	Citibank N.A.	08/20/18	4,759
USD	817,562	TRY	3,294,201	Citibank N.A.	08/20/18	6,555
USD	713,357	TRY	2,777,000	JPMorgan Chase Bank N.A.	08/20/18	29,682

						1,706,700

BRL	1,139,944	USD	348,000	BNP Paribas S.A.	01/04/18	(4,382)
BRL	1,341,484	USD	414,000	BNP Paribas S.A.	01/04/18	(9,631)

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	4,042,214	USD	1,234,000	BNP Paribas S.A.	01/04/18	$(15,538)
BRL	1,204,631	USD	370,200	Bank of America N.A.	01/04/18	(7,083)
BRL	1,813,680	USD	549,600	Barclays Bank PLC	01/04/18	(2,894)
BRL	1,966,986	USD	603,000	Goldman Sachs International	01/04/18	(10,083)
USD	320,220	BRL	1,068,638	BNP Paribas S.A.	01/04/18	(1,904)
MXN	11,111,010	USD	580,000	HSBC Bank PLC	01/05/18	(15,127)
USD	55,000	COP	166,017,500	BNP Paribas S.A.	01/05/18	(617)
USD	235,000	COP	709,347,500	Royal Bank of Scotland PLC	01/05/18	(2,638)
USD	290,000	COP	877,540,000	Royal Bank of Scotland PLC	01/05/18	(3,984)
USD	214,000	TRY	824,503	Goldman Sachs International	01/10/18	(2,992)
USD	702,498	AUD	917,000	BNP Paribas S.A.	01/12/18	(12,984)
USD	842,303	EUR	713,000	Royal Bank of Scotland PLC	01/12/18	(13,644)
USD	240,000	RUB	14,203,440	Bank of America N.A.	01/12/18	(6,326)
USD	2,105,966	RUB	125,910,427	Credit Suisse International	01/12/18	(77,659)
USD	563,000	ZAR	7,676,004	Goldman Sachs International	01/12/18	(56,546)
MXN	1,401,302	USD	71,250	BNP Paribas S.A.	01/17/18	(165)
MXN	7,003,273	USD	356,250	UBS AG	01/17/18	(991)
USD	1,655,387	ZAR	24,042,672	BNP Paribas S.A.	01/17/18	(283,682)
MXN	19,210,633	USD	1,022,288	Citibank N.A.	01/22/18	(48,647)
USD	1,252,705	EUR	1,062,043	Bank of America N.A.	01/26/18	(23,280)
USD	645,116	IDR	8,800,027,781	Barclays Bank PLC	01/26/18	(4,605)
USD	824,095	IDR	11,228,294,335	Citibank N.A.	01/26/18	(4,910)
USD	1,110,113	IDR	15,149,714,374	Citibank N.A.	01/26/18	(8,417)
USD	240,843	IDR	3,291,600,303	Deutsche Bank AG	01/26/18	(2,182)
USD	846,027	IDR	11,554,193,713	Deutsche Bank AG	01/26/18	(7,039)
USD	1,110,411	IDR	15,164,879,291	Deutsche Bank AG	01/26/18	(9,239)
USD	1,320,371	IDR	18,053,427,703	Deutsche Bank AG	01/26/18	(12,546)
USD	645,069	IDR	8,800,027,773	JPMorgan Chase Bank N.A.	01/26/18	(4,653)
USD	936,572	IDR	12,744,867,828	JPMorgan Chase Bank N.A.	01/26/18	(4,404)
USD	570,000	MXN	11,302,142	Bank of America N.A.	01/26/18	(2,411)
ARS	7,344,000	USD	400,000	BNP Paribas S.A.	01/29/18	(11,120)
USD	511,000	INR	33,507,803	JPMorgan Chase Bank N.A.	01/29/18	(13,024)
BRL	2,523,048	USD	763,080	BNP Paribas S.A.	02/02/18	(5,017)
BRL	5,304,127	USD	1,604,200	BNP Paribas S.A.	02/02/18	(10,546)
USD	412,000	ARS	7,886,504	BNP Paribas S.A.	02/02/18	(4,724)
USD	412,000	ARS	7,910,400	Citibank N.A.	02/02/18	(5,987)
USD	136,020	CHF	135,375	Bank of America N.A.	02/02/18	(3,186)
USD	1,507,742	EUR	1,292,847	Bank of America N.A.	02/02/18	(46,162)
USD	219,325	IDR	2,999,490,000	Bank of America N.A.	02/08/18	(1,960)
USD	219,638	IDR	3,003,990,000	Goldman Sachs International	02/08/18	(1,979)
USD	219,590	IDR	3,003,994,873	JPMorgan Chase Bank N.A.	02/08/18	(2,027)
USD	624,000	EUR	529,178	Barclays Bank PLC	02/09/18	(12,286)
EUR	111,140	GBP	100,000	Goldman Sachs International	02/14/18	(1,523)
EUR	60,197	SEK	597,155	Bank of America N.A.	02/14/18	(575)
EUR	48,038	SEK	475,000	Barclays Bank PLC	02/14/18	(271)
EUR	433,074	SEK	4,300,983	Barclays Bank PLC	02/14/18	(4,733)
EUR	6,033	SEK	59,751	Citibank N.A.	02/14/18	(46)
EUR	58,330	SEK	580,000	Citibank N.A.	02/14/18	(724)
EUR	120,394	SEK	1,193,352	Citibank N.A.	02/14/18	(1,033)
EUR	194,246	SEK	1,926,891	Credit Suisse International	02/14/18	(1,851)
EUR	37,880	SEK	375,000	Deutsche Bank AG	02/14/18	(268)
EUR	41,923	SEK	415,249	Deutsche Bank AG	02/14/18	(324)
EUR	127,024	SEK	1,261,949	Deutsche Bank AG	02/14/18	(1,442)
EUR	14,156	SEK	140,653	UBS AG	02/14/18	(162)
EUR	70,386	SEK	699,017	UBS AG	02/14/18	(768)
GBP	100,000	EUR	113,186	BNP Paribas S.A.	02/14/18	(938)
GBP	110,000	EUR	124,328	Barclays Bank PLC	02/14/18	(819)
GBP	195,501	EUR	221,177	Barclays Bank PLC	02/14/18	(1,710)
GBP	110,000	EUR	124,795	Citibank N.A.	02/14/18	(1,381)
GBP	77,913	EUR	88,142	Credit Suisse International	02/14/18	(678)
GBP	195,541	EUR	221,196	Credit Suisse International	02/14/18	(1,680)
GBP	110,000	EUR	124,244	Goldman Sachs International	02/14/18	(718)

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	391,046	EUR	442,349	UBS AG	02/14/18	$(3,356)
JPY	42,335,000	USD	380,781	Bank of America N.A.	02/14/18	(4,321)
JPY	6,500,000	USD	58,405	Barclays Bank PLC	02/14/18	(604)
JPY	42,330,000	USD	376,432	Deutsche Bank AG	02/14/18	(16)
JPY	42,335,000	USD	378,442	Deutsche Bank AG	02/14/18	(1,982)
MXN	1,660,000	USD	85,876	Citibank N.A.	02/14/18	(2,088)
MXN	1,000,000	USD	51,297	JPMorgan Chase Bank N.A.	02/14/18	(822)
NOK	125,000	EUR	13,081	Citibank N.A.	02/14/18	(491)
NOK	125,000	EUR	13,085	Citibank N.A.	02/14/18	(496)
NOK	125,000	EUR	13,100	Citibank N.A.	02/14/18	(514)
NOK	125,000	EUR	13,100	Deutsche Bank AG	02/14/18	(514)
NOK	600,000	EUR	63,228	Deutsche Bank AG	02/14/18	(2,886)
SEK	800,000	EUR	81,883	Deutsche Bank AG	02/14/18	(718)
SEK	5,314,829	EUR	546,080	Deutsche Bank AG	02/14/18	(7,285)
USD	193,243	EUR	165,000	Citibank N.A.	02/14/18	(5,211)
USD	213,667	EUR	180,000	Citibank N.A.	02/14/18	(2,828)
USD	303,365	EUR	255,000	Citibank N.A.	02/14/18	(3,337)
USD	1,018,918	EUR	870,000	Citibank N.A.	02/14/18	(27,477)
USD	94,680	EUR	80,000	HSBC Bank PLC	02/14/18	(1,540)
USD	227,770	GBP	170,000	Bank of America N.A.	02/14/18	(2,064)
USD	242,433	GBP	180,000	Bank of America N.A.	02/14/18	(921)
USD	194,315	GBP	145,000	Barclays Bank PLC	02/14/18	(1,721)
USD	466,311	GBP	345,000	UBS AG	02/14/18	(117)
USD	26,972	RUB	1,600,000	Citibank N.A.	02/14/18	(594)
USD	401,913	RUB	24,165,000	Citibank N.A.	02/14/18	(14,422)
USD	47,386	RUB	2,900,000	Morgan Stanley & Co. International PLC	02/14/18	(2,578)
USD	187,257	SEK	1,570,000	JPMorgan Chase Bank N.A.	02/14/18	(4,609)
USD	25,223	TRY	100,000	Barclays Bank PLC	02/14/18	(822)
USD	25,259	TRY	100,000	Barclays Bank PLC	02/14/18	(786)
USD	45,474	TRY	185,000	Citibank N.A.	02/14/18	(2,710)
USD	12,740	TRY	50,000	HSBC Bank PLC	02/14/18	(283)
USD	41,832	TRY	170,000	HSBC Bank PLC	02/14/18	(2,445)
USD	57,199	EUR	53,023	Citibank N.A.	02/21/18	(6,600)
USD	63,512	EUR	53,551	Citibank N.A.	02/21/18	(922)
USD	69,521	EUR	64,665	Deutsche Bank AG	02/21/18	(8,286)
USD	64,822	EUR	60,296	Morgan Stanley & Co. International PLC	02/21/18	(7,729)
USD	290,000	CAD	372,204	Bank of America N.A.	02/22/18	(6,316)
BRL	364,320	USD	110,000	Goldman Sachs International	03/21/18	(1,091)
MXN	6,286,783	USD	323,486	Deutsche Bank AG	03/21/18	(8,137)
USD	23,289	AUD	30,000	Goldman Sachs International	03/21/18	(115)
USD	15,332	AUD	20,000	Morgan Stanley & Co. International PLC	03/21/18	(271)
USD	2,545,000	BRL	8,534,658	Deutsche Bank AG	03/21/18	(6,333)
USD	288,000	CAD	369,524	HSBC Bank PLC	03/21/18	(6,276)
USD	2,449,284	CAD	3,125,000	JPMorgan Chase Bank N.A.	03/21/18	(39,359)
USD	243,160	EUR	205,000	JPMorgan Chase Bank N.A.	03/21/18	(3,950)
USD	776,632	EUR	653,952	State Street Bank and Trust Co.	03/21/18	(11,651)
USD	26,621,475	EUR	22,436,600	Toronto-Dominion Bank	03/21/18	(423,924)
USD	5,207,813	EUR	4,390,000	UBS AG	03/21/18	(83,956)
USD	3,397,656	GBP	2,534,000	Bank of America N.A.	03/21/18	(32,364)
USD	5,666,930	GBP	4,235,000	JPMorgan Chase Bank N.A.	03/21/18	(65,562)
USD	310,188	RUB	18,450,000	Deutsche Bank AG	03/21/18	(6,420)
USD	311,029	RUB	18,500,000	Deutsche Bank AG	03/21/18	(6,437)
USD	2,325,000	RUB	138,407,250	JPMorgan Chase Bank N.A.	03/21/18	(50,115)
USD	120,823	TRY	480,000	Societe Generale	03/21/18	(2,907)
JPY	419,074,674	EUR	3,155,000	Barclays Bank PLC	03/22/18	(69,427)
JPY	104,309,400	USD	931,826	JPMorgan Chase Bank N.A.	03/22/18	(2,438)
JPY	107,880,000	USD	963,724	JPMorgan Chase Bank N.A.	03/22/18	(2,522)
JPY	633,575,000	USD	5,659,911	JPMorgan Chase Bank N.A.	03/22/18	(14,811)
USD	46,232	ZAR	600,000	Bank of America N.A.	03/22/18	(1,705)
USD	411,033	ZAR	5,500,000	Goldman Sachs International	03/22/18	(28,390)
TRY	5,947,838	USD	1,543,009	BNP Paribas S.A.	06/25/18	(53,581)
TRY	14,141,162	USD	3,653,339	BNP Paribas S.A.	06/25/18	(112,180)

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	31,000	USD	8,194	BNP Paribas S.A.	08/20/18	$(562)
TRY	12,883,000	USD	3,313,827	BNP Paribas S.A.	08/20/18	(142,133)
USD	1,052,738	TRY	4,276,750	BNP Paribas S.A.	08/20/18	(164)

						(2,108,057)

	Net Unrealized Depreciation					$(401,357)

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
5Y – 2Y CMS Index Cap	0.31%	Goldman Sachs International	3/13/18	USD	13,200	$48	$16,104	$(16,056)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
PowerShares QQQ ETF	467	01/19/18	USD	160.00	USD	—	$12,609
SPDR S&P 500 ETF Trust	636	01/19/18	USD	270.00	USD	—	34,344
SPDR S&P 500 ETF Trust	196	01/19/18	USD	272.00	USD	—	3,626
iShares Russell 2000	122	01/19/18	USD	158.00	USD	—	2,013

							52,592

Put
10-Year U.S. Treasury Note	19	01/26/18	USD	124.50	USD	—	13,359
10-Year U.S. Treasury Note	39	01/26/18	USD	123.00	USD	—	4,875
10-Year U.S. Treasury Note	78	01/26/18	USD	123.50	USD	—	18,281

							36,515

							$89,107

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD
Currency	One-Touch	Goldman Sachs International	—	04/09/18	USD	140.00	USD	140.00	USD	70	$28

Put
EUR
Currency	One-Touch	Morgan Stanley & Co. International PLC	—	06/07/18	EUR	—	EUR	4.35	EUR	50	5,872

											$5,900

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 02/12/28	3-Month LIBOR	Quarterly	2.24%	Semi-annual	JPMorgan Chase Bank N.A.	02/12/18	2.24%	USD	5,978	$8,086

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap, 01/18/23	2.22%	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	01/18/18	2.22%	USD	1,830	$4,976
5-Year Interest Rate Swap, 10/10/23	2.45	Semi-annual	3-Month LIBOR	Quarterly	Citibank N.A.	10/10/18	2.45	USD	3,315	23,041
5-Year Interest Rate Swap, 10/17/23	2.48	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	10/17/18	2.48	USD	4,720	31,015

										59,032

										$67,118

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International PLC	—	01/11/18	USD	660.00	USD	569	$1
EUR Currency	Citibank N.A.	—	01/25/18	EUR	1.21	EUR	19,000	130,878
USD Currency	Morgan Stanley & Co. International PLC	—	01/25/18	USD	14.00	USD	422	59
EUR Currency	Morgan Stanley & Co. International PLC	—	02/15/18	EUR	1.23	EUR	844	2,807
USD Currency	Goldman Sachs International	—	02/16/18	USD	4.20	USD	574	972
USD Currency	Royal Bank of Scotland PLC	—	02/16/18	USD	114.00	USD	580	2,492
EUR Currency	BNP Paribas S.A.	—	03/09/18	EUR	4.35	EUR	1,500	2,432
EUR Currency	Deutsche Bank AG	—	03/09/18	EUR	4.35	EUR	1,780	2,885
USD Currency	Morgan Stanley & Co. International PLC	—	03/19/18	USD	13.75	USD	1,160	6,632
EUR Currency	Deutsche Bank AG	—	03/23/18	EUR	1.20	EUR	1,536	5,461
EUR Currency	Morgan Stanley & Co. International PLC	—	03/23/18	EUR	1.20	EUR	4,514	16,048
GBP Currency	Bank of America N.A.	—	04/17/18	GBP	1.40	GBP	4,690	29,989
GBP Currency	UBS AG	—	04/17/18	GBP	1.40	GBP	1,330	8,515
USD Currency	Deutsche Bank AG	—	05/16/18	USD	20.00	USD	570	20,517
USD Currency	BNP Paribas S.A.	—	06/13/18	USD	1.29	USD	565	4,654
USD Currency	Bank of America N.A.	—	06/13/18	USD	1.00	USD	314	2,216
USD Currency	Deutsche Bank AG	—	06/13/18	USD	113.65	USD	863	11,290
USD Currency	HSBC Bank PLC	—	06/13/18	USD	8.50	USD	277	2,274
EUR Currency	Citibank N.A.	—	07/16/18	EUR	1.30	EUR	6,040	31,365
USD Currency	JPMorgan Chase Bank N.A.	—	07/19/18	USD	20.00	USD	570	28,790
EUR Currency	Bank of America N.A.	—	07/27/18	EUR	1.25	EUR	2,940	42,828
Topix Index	JP Morgan Chase Bank N.A.	23,730	04/13/18	JPY	1,800.00	JPY	—	13,500
Topix Index	Deutsche Bank AG	57,960	04/13/18	JPY	1,850.00	JPY	—	20,298
Topix Index	Citibank N.A.	63,338	04/13/18	JPY	1,850.00	JPY	—	22,181
Topix Index	Morgan Stanley & Co. International PLC	50,000	04/13/18	JPY	1,850.00	JPY	—	17,510
Dixie Group, Inc.	Deutsche Bank AG	3,127,000	06/15/18	USD	95.27	USD	—	10,769

								437,363

Put
EUR Currency	Royal Bank of Scotland PLC	—	01/04/18	EUR	1.18	EUR	3,517	186
EUR Currency	Deutsche Bank AG	—	01/10/18	EUR	1.18	EUR	3,011	419
USD Currency	JPMorgan Chase Bank N.A.	—	01/12/18	USD	13.50	USD	563	49,020
USD Currency	JPMorgan Chase Bank N.A.	—	01/24/18	USD	111.50	USD	15,000	49,680
EUR Currency	Bank of America N.A.	—	01/25/18	EUR	0.89	EUR	150	1,605
EUR Currency	Citibank N.A.	—	01/30/18	EUR	1.17	EUR	4,500	2,165
USD Currency	Deutsche Bank AG	—	01/31/18	USD	59.00	USD	494	12,637
EUR Currency	Bank of America N.A.	—	02/07/18	EUR	0.88	EUR	170	954
USD Currency	Morgan Stanley & Co. International PLC	—	02/08/18	USD	3.30	USD	713	8,496
EUR Currency	Deutsche Bank AG	—	02/15/18	EUR	4.32	EUR	571	470
USD Currency	Goldman Sachs International	—	02/16/18	USD	3.86	USD	574	11,480
AUD Currency	Citibank N.A.	—	02/19/18	AUD	0.76	AUD	563	737
EUR Currency	Deutsche Bank AG	—	06/12/18	EUR	4.00	EUR	1,130	438
EUR Currency	Morgan Stanley & Co. International PLC	—	06/12/18	EUR	4.00	EUR	1,600	618
AUD Currency	HSBC Bank PLC	—	06/13/18	AUD	0.76	AUD	827	6,391
EUR Currency	HSBC Bank PLC	—	06/13/18	EUR	1.17	EUR	3,709	30,969

								176,265

								$613,628

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 10/10/23	1.95%	Semi-annual	3-Month LIBOR	Quarterly	Citibank N.A.	10/10/18	1.95%	USD	3,315	$(9,397)

Put
10-Year Interest Rate Swap, 01/26/28	3-Month LIBOR	Quarterly	2.79%	Semi-annual	Goldman Sachs International	01/26/18	2.79	USD	3,306	(65)

										$(9,462)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International PLC	—	01/11/18	USD	675.00	USD	569	$—
CAD Currency	JPMorgan Chase Bank N.A.	—	01/18/18	CAD	15.00	CAD	285	(10,518)
USD Currency	Bank of America N.A.	—	01/25/18	USD	14.12	USD	563	(50)
USD Currency	Morgan Stanley & Co. International PLC	—	02/08/18	USD	3.45	USD	356	(1,959)
EUR Currency	Deutsche Bank AG	—	02/15/18	EUR	4.50	EUR	400	(16,167)
EUR Currency	Morgan Stanley & Co. International PLC	—	02/15/18	EUR	1.28	EUR	844	(165)
USD Currency	Goldman Sachs International	—	02/16/18	USD	4.04	USD	574	(2,834)
AUD Currency	Citibank N.A.	—	02/19/18	AUD	0.79	AUD	563	(3,461)
EUR Currency	BNP Paribas S.A.	—	03/09/18	EUR	4.50	EUR	1,500	(308)
EUR Currency	Deutsche Bank AG	—	03/09/18	EUR	4.50	EUR	1,780	(365)
USD Currency	Morgan Stanley & Co. International PLC	—	03/19/18	USD	14.75	USD	1,160	(1,543)
USD Currency	BNP Paribas S.A.	—	06/13/18	USD	1.36	USD	565	(1,212)
USD Currency	Bank of America N.A.	—	06/13/18	USD	1.04	USD	314	(413)
USD Currency	Deutsche Bank AG	—	06/13/18	USD	119.25	USD	863	(2,311)
USD Currency	HSBC Bank PLC	—	06/13/18	USD	8.92	USD	277	(672)
USD Currency	JPMorgan Chase Bank N.A.	—	07/19/18	USD	22.50	USD	570	(9,352)
EUR Currency	Bank of America N.A.	—	07/27/18	EUR	1.35	EUR	2,940	(6,724)

								(58,054)

Put
USD Currency	JPMorgan Chase Bank N.A.	—	01/12/18	USD	13.00	USD	563	(26,225)
CAD Currency	JPMorgan Chase Bank N.A.	—	01/18/18	CAD	15.00	CAD	285	(156)
USD Currency	Credit Suisse International	—	01/26/18	USD	58.50	USD	494	(8,952)
USD Currency	Deutsche Bank AG	—	01/31/18	USD	61.00	USD	494	(560)
EUR Currency	Deutsche Bank AG	—	02/15/18	EUR	4.10	EUR	400	(9)
AUD Currency	HSBC Bank PLC	—	06/13/18	AUD	0.72	AUD	827	(1,729)
EUR Currency	HSBC Bank PLC	—	06/13/18	EUR	1.11	EUR	3,709	(5,994)

								(43,625)

								$(101,679)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Jones Markit CDX North America High Yield Index, Series 29, Version 1	1.00%	Quarterly	12/20/22	USD	12,806	$(302,656)	$(259,071)	$(43,585)
Dow Jones Markit CDX North America High Yield Index, Series 29, Version 1	5.00	Quarterly	12/20/22	USD	252	(20,910)	(20,060)	(850)
Markit iTraxx Europe, Series 28, Version 1	1.00	Quarterly	12/20/22	EUR	753	(25,259)	(21,915)	(3,344)
Markit iTraxx XO, Series 28, Version 1	5.00	Quarterly	12/20/22	EUR	520	(77,877)	(71,961)	(5,916)

						$(426,702)	$(373,007)	$(53,695)

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit iTraxx Europe, Series 28, Version 1	1.00%	Quarterly	06/20/22	BB-	EUR	123	$4,140	$3,286	$854

(a)	Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Month MXIBOR	Monthly	7.81%	Monthly	N/A		06/07/18	MXN	85,500	$(467)	$63	$(530)
1-Month MXIBOR	Monthly	7.85	Monthly	N/A		06/12/18	MXN	85,500	(98)	64	(162)
1-Month MXIBOR	Monthly	7.31	Monthly	N/A		10/04/18	MXN	31,000	(8,453)	20	(8,473)
3-Month LIBOR	Quarterly	1.19	Semi-annual	N/A		11/14/18	USD	8,063	(44,728)	—	(44,728)
1.42%	Semi-annual	3-Month LIBOR	Quarterly	N/A		12/31/18	USD	18,500	86,604	174	86,430
1.59	Semi-annual	3-Month LIBOR	Quarterly	N/A		12/31/18	USD	15,000	45,935	141	45,794
7.36	Monthly	1-Month MXIBOR	Monthly	N/A		01/28/19	MXN	94,316	35,453	35	35,418
3-Month LIBOR	Quarterly	1.75	Semi-annual	N/A		03/31/19	USD	9,000	(22,381)	104	(22,485)
3-Month LIBOR	Quarterly	1.74	Semi-annual	N/A		03/31/19	USD	13,000	(32,811)	150	(32,961)
3-Month LIBOR	Quarterly	1.65	Semi-annual	N/A		03/31/19	USD	18,000	(66,694)	—	(66,694)
1.63	Semi-annual	3-Month LIBOR	Quarterly	N/A		07/14/19	USD	4,040	22,175	—	22,175
6-Month EURIBOR	Semi-annual	(0.18)	Annual	N/A		08/24/19	EUR	4,640	1,400	77	1,323
1.86	Semi-annual	3-Month LIBOR	Quarterly	N/A		09/30/19	USD	5,400	16,827	90	16,737
1-Month MXIBOR	Monthly	7.06	Monthly	N/A		10/03/19	MXN	6,000	(4,988)	5	(4,993)
6-Month GBP LIBOR	Semi-annual	0.80	Semi-annual	N/A		10/06/19	GBP	710	740	8	732
6-Month GBP LIBOR	Semi-annual	0.79	Semi-annual	N/A		10/06/19	GBP	880	896	10	886
(0.16)	Annual	6-Month EURIBOR	Semi-annual	N/A		10/10/19	EUR	780	(230)	14	(244)
1-Month MXIBOR	Monthly	7.13	Monthly	N/A		10/10/19	MXN	105,000	(81,540)	83	(81,623)
1.39	Semi-annual	3-Month LIBOR	Quarterly	11/14/18	(a)	11/14/19	USD	8,063	65,397	—	65,397
(0.20)	Annual	6-Month EURIBOR	Semi-annual	N/A		11/15/19	EUR	480	392	9	383
6-Month GBP LIBOR	Semi-annual	0.85	Semi-annual	N/A		12/01/19	GBP	250	424	—	424
6-Month GBP LIBOR	Semi-annual	0.80	Semi-annual	N/A		12/20/19	GBP	520	263	8	255
1-Month MXIBOR	Monthly	7.32	Monthly	N/A		02/20/20	MXN	86,539	(59,455)	49	(59,504)
1-Month MXIBOR	Monthly	7.16	Monthly	N/A		04/29/20	MXN	83,160	(73,576)	—	(73,576)
1-Month MXIBOR	Monthly	6.93	Monthly	N/A		10/01/20	MXN	37,000	(46,542)	31	(46,573)
1.95	Semi-annual	3-Month LIBOR	Quarterly	N/A		05/31/21	USD	7,250	51,918	102	51,816
0.97	Semi-annual	3-Month LIBOR	Semi-annual	N/A		06/30/21	USD	6,630	270,304	81	270,223
3-Month LIBOR	Semi-annual	1.26	Semi-annual	N/A		07/07/21	USD	5,955	(185,901)	30,573	(216,474)
1.17	Semi-annual	3-Month LIBOR	Semi-annual	N/A		07/22/21	USD	3,250	112,725	41	112,684
2.11	Semi-annual	3-Month LIBOR	Quarterly	N/A		08/31/21	USD	16,500	42,856	249	42,607
2.15	Semi-annual	3-Month LIBOR	Quarterly	N/A		08/31/21	USD	1,650	1,617	25	1,592
3-Month LIBOR	Quarterly	2.14	Semi-annual	N/A		08/31/21	USD	20,500	(31,520)	310	(31,830)
3-Month LIBOR	Quarterly	1.96	Semi-annual	N/A		08/31/21	USD	5,300	(41,663)	—	(41,663)
3-Month LIBOR	Semi-annual	1.20	Semi-annual	N/A		09/12/21	USD	1,635	(57,315)	—	(57,315)
1.24	Semi-annual	3-Month LIBOR	Semi-annual	N/A		09/23/21	USD	8,049	275,896	106	275,790
6-Month JPY LIBOR	Semi-annual	(0.09)	Semi-annual	N/A		10/03/21	JPY	700,000	(40,890)	96	(40,986)
1.16	Semi-annual	3-Month LIBOR	Semi-annual	N/A		10/03/21	USD	500	18,640	7	18,633
3-Month LIBOR	Quarterly	2.24	Semi-annual	11/01/19	(a)	11/01/21	USD	6,080	(11,624)	102	(11,726)
3-Month LIBOR	Quarterly	1.81	Semi-annual	N/A		11/30/21	USD	15,000	(215,211)	—	(215,211)
3-Month LIBOR	Quarterly	1.82	Semi-annual	N/A		11/30/21	USD	5,000	(70,045)	86	(70,131)
1.98	Semi-annual	3-Month LIBOR	Quarterly	N/A		02/28/22	USD	13,950	130,589	254	130,335
3-Month LIBOR	Quarterly	2.07	Semi-annual	N/A		02/28/22	USD	11,100	(64,379)	201	(64,580)
1-Month MXIBOR	Monthly	7.45	Monthly	N/A		03/07/22	MXN	29,521	(22,568)	22	(22,590)
1-Month MXIBOR	Monthly	7.47	Monthly	N/A		03/07/22	MXN	14,760	(10,607)	10	(10,617)
1-Month MXIBOR	Monthly	7.48	Monthly	N/A		03/07/22	MXN	14,760	(10,337)	10	(10,347)
1-Month MXIBOR	Monthly	7.27	Monthly	N/A		03/21/22	MXN	17,000	(18,692)	—	(18,692)
3-Month LIBOR	Quarterly	2.02	Semi-annual	N/A		05/11/22	USD	9,283	(73,900)	—	(73,900)
1.91	Semi-annual	3-Month LIBOR	Quarterly	N/A		09/22/22	USD	19,792	283,877	342	283,535
0.45	Annual	3-Month STIBOR	Quarterly	N/A		09/27/22	SEK	2,540	(240)	6	(246)
6-Month EURIBOR	Semi-annual	0.22	Annual	N/A		09/27/22	EUR	270	(980)	6	(986)

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.10	Semi-annual	6-Month GBP LIBOR	Semi-annual	N/A		09/27/22	GBP	120	$(691)	$—	$(691)
3-Month LIBOR	Quarterly	2.16	Semi-annual	N/A		09/29/22	USD	1,860	(5,954)	—	(5,954)
1-Month MXIBOR	Monthly	6.89	Monthly	N/A		09/29/22	MXN	20,000	(39,102)	19	(39,121)
1.11	Semi-annual	6-Month GBP LIBOR	Semi-annual	N/A		10/03/22	GBP	220	(1,288)	10	(1,298)
6-Month JPY LIBOR	Semi-annual	0.11	Semi-annual	N/A		10/06/22	JPY	100,000	(270)	16	(286)
7.13	Monthly	1-Month MXIBOR	Monthly	N/A		10/07/22	MXN	14,763	21,546	13	21,533
7.14	Monthly	1-Month MXIBOR	Monthly	N/A		10/10/22	MXN	5,969	8,596	6	8,590
7.11	Monthly	1-Month MXIBOR	Monthly	N/A		10/14/22	MXN	14,909	22,419	13	22,406
7.11	Monthly	1-Month MXIBOR	Monthly	N/A		10/14/22	MXN	19,651	29,751	18	29,733
0.41	Annual	3-Month STIBOR	Quarterly	N/A		10/20/22	SEK	4,500	1,172	11	1,161
6-Month EURIBOR	Semi-annual	0.21	Annual	N/A		10/20/22	EUR	230	(1,056)	5	(1,061)
6-Month EURIBOR	Semi-annual	0.21	Annual	N/A		10/20/22	EUR	230	(1,043)	5	(1,048)
6-Month JPY LIBOR	Semi-annual	0.11	Semi-annual	N/A		10/27/22	JPY	425,000	(1,376)	68	(1,444)
3-Month LIBOR	Quarterly	2.12	Semi-annual	N/A		10/30/22	USD	3,500	(17,680)	(4,663)	(13,017)
2.02	Semi-annual	3-Month LIBOR	Quarterly	N/A		10/30/22	USD	2,000	19,299	6,933	12,366
0.11	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		12/07/22	JPY	1,142,000	5,551	191	5,360
1.14	Semi-annual	6-Month GBP LIBOR	Semi-annual	N/A		12/08/22	GBP	110	(777)	—	(777)
3-Month LIBOR	Quarterly	2.26	Semi-annual	N/A		12/14/22	USD	1,735	1,787	31	1,756
1.07	Semi-annual	6-Month GBP LIBOR	Semi-annual	N/A		12/20/22	GBP	180	(469)	8	(477)
2.60	Annual	6-Month WIBOR	Semi-annual	03/21/18	(a)	03/21/23	PLN	350	(182)	2	(184)
3-Month JPY LIBOR	Semi-annual	0.11	Semi-annual	03/22/18	(a)	03/22/23	JPY	252,000	(2,870)	46	(2,916)
1.71	Semi-annual	3-Month LIBOR	Semi-annual	N/A		05/05/26	USD	92	4,510	1	4,509
1.70	Semi-annual	3-Month LIBOR	Semi-annual	N/A		05/05/26	USD	6,150	303,847	41	303,806
1.73	Semi-annual	3-Month LIBOR	Semi-annual	N/A		05/25/26	USD	290	13,871	—	13,871
1.74	Semi-annual	3-Month LIBOR	Semi-annual	N/A		05/25/26	USD	210	9,860	—	9,860
1.72	Semi-annual	3-Month LIBOR	Semi-annual	N/A		05/25/26	USD	220	10,646	4	10,642
1.73	Semi-annual	3-Month LIBOR	Semi-annual	N/A		05/26/26	USD	740	35,039	12	35,027
3-Month LIBOR	Semi-annual	1.40	Semi-annual	N/A		07/05/26	USD	3,199	(237,730)	64	(237,794)
6-Month JPY LIBOR	Semi-annual	(0.03)	Semi-annual	N/A		07/21/26	JPY	305,000	(65,283)	—	(65,283)
(0.04)	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		09/20/26	JPY	60,000	13,413	6,834	6,579
6-Month JPY LIBOR	Semi-annual	0.04	Semi-annual	N/A		09/29/26	JPY	475,000	(81,915)	82	(81,997)
3-Month LIBOR	Semi-annual	1.45	Semi-annual	N/A		10/03/26	USD	5,890	(429,502)	—	(429,502)
6-Month JPY LIBOR	Semi-annual	0.09	Semi-annual	N/A		11/02/26	JPY	88,000	(12,161)	15	(12,176)
1.76	Semi-annual	3-Month LIBOR	Quarterly	N/A		11/10/26	USD	1,363	66,232	24	66,208
1.74	Semi-annual	3-Month LIBOR	Quarterly	N/A		11/16/26	USD	6,380	320,995	21,440	299,555
2.37	Semi-annual	3-Month LIBOR	Quarterly	N/A		12/15/26	USD	920	(380)	—	(380)
0.25	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		01/04/27	JPY	500,000	12,948	75	12,873
3-Month LIBOR	Quarterly	2.36	Semi-annual	01/10/22	(a)	01/10/27	USD	8,604	(56,916)	(15,340)	(41,576)
1.80	Semi-annual	3-Month LIBOR	Quarterly	N/A		01/30/27	USD	2,520	118,366	27,589	90,777
1.80	Semi-annual	3-Month LIBOR	Quarterly	N/A		01/31/27	USD	2,600	122,161	25,604	96,557
1-Month MXIBOR	Monthly	7.51	Monthly	N/A		03/15/27	MXN	17,500	(25,963)	—	(25,963)
0.29	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		03/16/27	JPY	110,000	(192)	16	(208)
3-Month LIBOR	Quarterly	2.53	Semi-annual	N/A		04/17/27	USD	1,880	24,776	—	24,776
3-Month LIBOR	Quarterly	2.40	Semi-annual	N/A		05/04/27	USD	965	2,151	—	2,151
3-Month LIBOR	Quarterly	2.55	Semi-annual	N/A		06/20/27	USD	730	10,694	13	10,681
3-Month LIBOR	Quarterly	2.18	Semi-annual	N/A		06/20/27	USD	3,180	(55,861)	10,588	(66,449)
3-Month LIBOR	Quarterly	2.16	Semi-annual	N/A		06/20/27	USD	2,760	(52,040)	8,006	(60,046)
2.31	Semi-annual	3-Month LIBOR	Quarterly	N/A		07/28/27	USD	2,570	15,713	51	15,662
0.28	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		08/15/27	JPY	180,000	5,088	33	5,055
0.29	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		10/06/27	JPY	50,000	1,236	10	1,226
2.39	Semi-annual	3-Month LIBOR	Quarterly	N/A		10/31/27	USD	1,300	(329)	4,566	(4,895)
0.29	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		11/02/27	JPY	850,000	19,222	151	19,071
2.28	Semi-annual	3-Month LIBOR	Quarterly	N/A		12/08/27	USD	1,904	18,914	39	18,875
2.28	Semi-annual	3-Month LIBOR	Quarterly	N/A		12/08/27	USD	450	4,004	9	3,995
3-Month LIBOR	Quarterly	2.43	Semi-annual	N/A		01/03/28	USD	3,938	9,973	81	9,892
3-Month LIBOR	Quarterly	2.43	Semi-annual	N/A		01/03/28	USD	1,000	2,533	21	2,512
2.79	Annual	6-Month WIBOR	Semi-annual	03/21/18	(a)	03/21/28	PLN	1,840	9,119	11	9,108
0.32	Semi-annual	6-Month JPY LIBOR	Semi-annual	03/22/18	(a)	03/22/28	JPY	13,000	308	3	305
0.31	Semi-annual	6-Month JPYLIBOR	Semi-annual	03/22/18	(a)	03/22/28	JPY	125,000	3,921	26	3,895

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month JPY LIBOR	Semi-annual	0.36	Semi-annual	N/A		10/03/36	JPY	500,000	$(286,929)	$104	$(287,033)
6-Month EURIBOR	Semi-annual	1.47	Annual	01/30/18	(a)	01/30/43	EUR	440	(1,962)	17	(1,979)
6-Month EURIBOR	Semi-annual	1.46	Annual	02/05/18	(a)	02/05/43	EUR	230	(1,385)	9	(1,394)
0.30	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		07/22/46	JPY	85,000	125,047	19	125,028
0.56	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		11/02/46	JPY	14,000	12,636	3	12,633
2.62	Semi-annual	3-Month LIBOR	Quarterly	N/A		05/11/47	USD	1,724	(30,514)	—	(30,514)
0.81	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		05/31/47	JPY	11,000	3,832	—	3,832
0.91	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		07/12/47	JPY	27,000	2,757	—	2,757
0.92	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		07/12/47	JPY	27,000	2,374	—	2,374
0.95	Semi-annual	6-Month JPY LIBOR	Semi-annual	N/A		12/07/47	JPY	175,000	4,764	51	4,713

									$176,344	$126,768	$49,576

(a)	Forward swaps.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	At Termination	3.53%	Semi-annual	11/15/21	GBP	393	$(4,589)	$—	$(4,589)
3.27	Semi-annual	UK Retail Price Index All Items Monthly	At Termination	12/15/22	GBP	90	(134)	—	(134)
3.32	Semi-annual	UK Retail Price Index All Items Monthly	At Termination	12/15/22	GBP	150	261	—	261
3.35	Semi-annual	UK Retail Price Index All Items Monthly	At Termination	12/15/22	GBP	150	608	—	608
1.87	Semi-annual	Eurostat HICP Ex Tobacco	At Termination	08/15/47	EUR	40	(1,642)	—	(1,642)
1.91	Semi-annual	Eurostat HICP Ex Tobacco	At Termination	10/15/47	EUR	120	(3,669)	—	(3,669)
1.94	Semi-annual	Eurostat HICP Ex Tobacco	At Termination	11/15/47	EUR	30	(548)	—	(548)

							$(9,713)	$—	$(9,713)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
LafargeHolcim Ltd.	1.00%	Quarterly	Citibank N.A.	12/20/21	EUR	123	$(3,066)	$(307)	$(2,759)
Time Warner, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/21	USD	125	(3,316)	(1,668)	(1,648)
Heidelbergcement AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	85	6,600	7,355	(755)
Republic of Argentina	5.00	Quarterly	Goldman Sachs International	12/20/22	USD	1,113	(133,982)	(92,952)	(41,030)
Republic of Argentina	5.00	Quarterly	Goldman Sachs International	12/20/22	USD	495	(59,624)	(42,052)	(17,572)
Republic of Argentina	5.00	Quarterly	Citibank N.A.	12/20/22	USD	500	(60,190)	(51,053)	(9,137)
Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/22	USD	637	17,759	22,978	(5,219)
Republic of Philippines	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	2,050	(39,688)	(31,210)	(8,478)
Republic of South Africa	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	357	9,281	13,961	(4,680)
Republic of South Africa	1.00	Quarterly	Bank of America N.A.	12/20/22	USD	202	5,245	7,892	(2,647)
Tesco PLC	1.00	Quarterly	BNP Paribas S.A.	12/20/22	EUR	30	(82)	986	(1,068)
Tesco PLC	1.00	Quarterly	JPMorgan Chase Bank N.A	12/20/22	EUR	70	(199)	2,271	(2,470)
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	291	756	1,276	(520)
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	290	754	1,205	(451)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/22	USD	512	1,330	2,245	(915)

							$(258,422)	$(159,073)	$(99,349)

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Imperial Brands PLC	1.00%	Quarterly	Barclays Bank PLC	12/20/22	BBB+	EUR	235	$5,802	$4,814	$988
Marks and Spencer PLC	1.00	Quarterly	Citibank N.A.	12/20/22	BBB+	EUR	100	(1,831)	(3,041)	1,210
Next PLC	1.00	Quarterly	Barclays Bank PLC	12/20/22	BBB+	EUR	120	(1,010)	(1,102)	92
Next PLC	1.00	Quarterly	Barclays Bank PLC	12/20/22	BBB+	EUR	50	(421)	(459)	38
Next PLC	1.00	Quarterly	Barclays Bank PLC	12/20/22	BBB+	EUR	40	(345)	(336)	(9)
Rolls-Royce PLC	1.00	Quarterly	Goldman Sachs International	12/20/22	BBB+	EUR	105	1,857	1,706	151
WPP 2005 Ltd.	1.00	Quarterly	Barclays Bank PLC	12/20/22	BBB	EUR	50	1,118	949	169
WPP 2005 Ltd.	1.00	Quarterly	Bank of America N.A.	12/20/22	BBB	EUR	50	1,116	965	151
WPP 2005 Ltd.	1.00	Quarterly	Barclays Bank PLC	12/20/22	BBB	EUR	50	1,113	1,028	85
WPP 2005 Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BBB	EUR	50	1,113	1,013	100
Markit CMBX North America	3.00	Quarterly	Deutsche Bank AG	09/17/58	BBB+	USD	1,350	(148,869)	(142,134)	(6,735)

								$(140,357)	$(136,597)	$(3,760)

(a)	Using S&P/Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
8.98%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/18	BRL	3,665	$(1,319)	$—	$(1,319)
9.62	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/18	BRL	4,225	(4,803)	—	(4,803)
9.63	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/18	BRL	4,225	(4,869)	—	(4,869)
9.98	At Termination	1-day BZDIOVER	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/18	BRL	11,462	(18,093)	—	(18,093)
9.99	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/18	BRL	11,462	(18,222)	—	(18,222)
3M LIBOR	Quarterly	1.51	Quarterly	Citibank N.A.	N/A	03/17/18	KRW	2,500	(1)	—	(1)
1M MXIBOR	Monthly	7.07	Monthly	Citibank N.A.	N/A	11/21/18	MXN	30,000	(13,384)	—	(13,384)
1M MXIBOR	Monthly	7.06	Monthly	JPMorgan Chase Bank N.A.	N/A	11/21/18	MXN	36,000	(16,228)	—	(16,228)
1M MXIBOR	Monthly	6.98	Monthly	JPMorgan Chase Bank N.A.	N/A	11/28/18	MXN	29,045	(14,321)	—	(14,321)
1M MXIBOR	Monthly	6.98	Monthly	Citibank N.A.	N/A	11/28/18	MXN	51,200	(25,244)	—	(25,244)
7.02	At Termination	1-day BZDIOVER	At Termination	Bank of America N.A.	N/A	01/02/19	BRL	20,540	(9,411)	—	(9,411)
7.25	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/19	BRL	1,441	(1,603)	—	(1,603)
7.31	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/19	BRL	749	(874)	—	(874)
7.75	At Termination	1-day BZDIOVER	At Termination	Bank of America N.A.	N/A	01/02/19	BRL	9,885	(25,472)	—	(25,472)
8.00	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/19	BRL	9,743	(33,721)	—	(33,721)
1-day BZDIOVER	At Termination	9.28	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/19	BRL	9,444	74,141	—	74,141
1-day BZDIOVER	At Termination	9.39	At Termination	Goldman Sachs International	N/A	01/02/19	BRL	6,608	58,048	—	58,048
3-Month KRW CDC	Quarterly	1.21	Quarterly	BNP Paribas S.A.	N/A	08/17/19	KRW	1,600,000	(17,580)	—	(17,580)
3-Month KRW CDC	Quarterly	1.21	Quarterly	JPMorgan Chase Bank N.A.	N/A	08/18/19	KRW	1,600,000	(17,497)	—	(17,497)
1-day BZDIOVER	At Termination	8.21	At Termination	Bank of America N.A.	N/A	01/02/20	BRL	13,772	16,252	—	16,252
8.37	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/20	BRL	712	(1,629)	—	(1,629)
1-day BZDIOVER	At Termination	9.48	At Termination	Citibank N.A.	N/A	01/02/20	BRL	2,820	26,579	—	26,579
1-day BZDIOVER	At Termination	9.50	At Termination	Citibank N.A.	N/A	01/02/20	BRL	2,819	27,027	—	27,027
1-day BZDIOVER	At Termination	9.13	At Termination	Citibank N.A.	N/A	01/04/21	BRL	323	726	—	726
1-day BZDIOVER	At Termination	9.14	At Termination	Bank of America N.A.	N/A	01/04/21	BRL	4,388	12,534	—	12,534
7-day China Fixing rate	Quarterly	3.92	Quarterly	Bank of America N.A.	N/A	04/26/22	CNY	2,200	(704)	—	(704)
7-day China Fixing rate	Quarterly	3.92	Quarterly	Deutsche Bank AG	N/A	05/31/22	CNY	440	(182)	—	(182)
7-day China Fixing rate	Quarterly	3.94	Quarterly	Deutsche Bank AG	N/A	05/31/22	CNY	440	(127)	—	(127)

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7-day China Fixing rate	Quarterly	3.81%	Quarterly	Goldman Sachs International	N/A		06/09/22	CNY	446	$(528)	$—	$(528)
7-day China Fixing rate	Quarterly	3.78	Quarterly	Citibank N.A.	N/A		06/19/22	CNY	454	(632)	—	(632)
7-day China Fixing rate	Quarterly	3.72	Quarterly	Bank of America N.A.	N/A		06/30/22	CNY	300	(921)	—	(921)
1-day BZDIOVER	At Termination	9.61	At Termination	Bank of America N.A.	N/A		01/02/23	BRL	2,283	(1,564)	—	(1,564)
1-day BZDIOVER	At Termination	9.80	At Termination	Citibank N.A.	N/A		01/02/23	BRL	650	824	—	824
1-day BZDIOVER	At Termination	9.84	At Termination	Citibank N.A.	N/A		01/02/23	BRL	4,340	12,378	—	12,378
1-day BZDIOVER	At Termination	9.85	At Termination	Citibank N.A.	N/A		01/02/23	BRL	2,284	6,798	—	6,798
1.02	Annual	6-Month BUBOR	Semi-annual	Goldman Sachs International	03/21/18	(a)	03/21/23	HUF	65,330	(2,234)	—	(2,234)
1.15	Annual	6-Month BUBOR	Semi-annual	Goldman Sachs International	03/21/18	(a)	03/21/23	HUF	123,990	(7,276)	—	(7,276)
1.04	Annual	6-Month BUBOR	Semi-annual	Goldman Sachs International	03/21/18	(a)	03/21/23	HUF	134,335	(5,078)	—	(5,078)
1.04	Annual	6-Month BUBOR	Semi-annual	Citibank N.A.	03/21/18	(a)	03/21/23	HUF	105,040	(3,891)	—	(3,891)
1.05	Annual	6-Month BUBOR	Semi-annual	Bank of America N.A.	03/21/18	(a)	03/21/23	HUF	60,195	(2,401)	—	(2,401)
7-day China Fixing rate	Quarterly	3.86	Quarterly	Bank of America N.A	03/21/18	(a)	03/21/23	CNY	305	(449)	—	(449)
7-day China Fixing rate	Quarterly	3.86	Quarterly	Goldman Sachs International	03/21/18	(a)	03/21/23	CNY	1,215	(1,777)	—	(1,777)
7-day China Fixing rate	Quarterly	3.88	Quarterly	BNP Paribas S.A.	03/21/18	(a)	03/21/23	CNY	605	(807)	—	(807)
7-day China Fixing rate	Quarterly	3.88	Quarterly	Citibank N.A.	03/21/18	(a)	03/21/23	CNY	315	(420)	—	(420)
7-day China Fixing rate	Quarterly	4.01	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	484	(213)	—	(213)
7-day China Fixing rate	Quarterly	4.03	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	496	(150)	—	(150)
7-day China Fixing rate	Quarterly	4.04	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	712	(178)	—	(178)
7-day China Fixing rate	Quarterly	4.05	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	287	(57)	—	(57)
7-day China Fixing rate	Quarterly	4.05	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	350	(57)	—	(57)
7-day China Fixing rate	Quarterly	4.06	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	521	(50)	—	(50)
3-Month KRW CDC	Quarterly	2.11	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	KRW	108,180	(196)	—	(196)
3-Month KRW CDC	Quarterly	2.13	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	KRW	52,825	(66)	—	(66)
3-Month KRW CDC	Quarterly	2.13	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	KRW	52,825	(55)	—	(55)
1-day BZDIOVER	Quarterly	6.59	Quarterly	Citibank N.A.	03/21/18	(a)	03/21/23	INR	7,230	(351)	—	(351)
1-day BZDIOVER	At Termination	10.32	At Termination	Bank of America N.A.	N/A		01/02/25	BRL	70	194	—	194

										$(19,134)	$—	$(19,134)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$150,057	$(393,010)	$2,796,602	$(2,809,580)
OTC Derivatives	70,644	(366,314)	238,485	(360,728)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$10,655	$—	$458,400	$—	$469,055
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,706,700	—	—	1,706,700
Options purchased
Investments at value — unaffiliated(b)	—	—	136,850	535,270	103,681	—	775,801
Swaps — centrally cleared
Net unrealized appreciation(a)	—	854	—	—	2,794,879	869	2,796,602
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	73,626	—	—	235,501	—	309,127

	$—	$74,480	$147,505	$2,241,970	$3,592,461	$869	$6,057,285

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$31,379	$—	$145,342	$—	$176,721
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,108,057	—	—	2,108,057
Options written
Options written at value	—	—	—	101,679	9,462	—	111,141
Swaps — centrally cleared
Net unrealized depreciation(a)	—	53,695	—	—	2,745,303	10,582	2,809,580
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	472,407	—	—	254,635	—	727,042

	$—	$526,102	$31,379	$2,209,736	$3,154,742	$10,582	$5,932,541

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the Year ended December 31, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,104,310)	$—	$(2,150,355)	$—	$(3,254,665)
Forward foreign currency exchange contracts	—	—	—	164,962	—	—	164,962
Options purchased	—	—	(13,783)	(1,153,861)	(552,518)	—	(1,720,162)
Options written	—	—	125,947	355,309	(64,495)	—	416,761
Swaps	—	(730,091)	342	—	(45,018)	17,526	(757,241)

	$—	$(730,091)	$(991,804)	$(633,590)	$(2,812,386)	$17,526	$(5,150,345)

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(82,266)	$—	$304,109	$—	$221,843
Forward foreign currency exchange contracts	—	—	—	(287,769)	—	—	(287,769)
Options purchased	—	—	45,964	(105,341)	(683,405)	—	(742,782)
Options written	—	—	(60,311)	3,117	610,364	—	553,170
Swaps	—	37,790	2,326	—	(233,011)	(4,334)	(197,229)

	$—	$37,790	$(94,287)	$(389,993)	$(1,943)	$(4,334)	$(452,767)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$28,079,478
Average notional value of contracts — short	$114,650,534
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$120,385,621
Average amounts sold — in USD	$117,413,865
Options:
Average value of option contracts purchased	$642,750
Average value of option contracts written	$142,109
Average notional value of swaption contracts purchased	$59,673,240
Average notional value of swaption contracts written	$16,251,366
Credit default swaps:
Average notional value — buy protection	$25,163,332
Average notional value — sell protection	$4,160,410
Interest rate swaps:
Average notional value — pays fixed rate	$211,595,987
Average notional value — receives fixed rate	$213,134,956
Inflation swaps:
Average notional value — pays	$619,383
Average notional value — receives	$990,633
Total return swaps:
Average notional amount	$162,571	(a)

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Consolidated Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$65,934		$134,254
Forward foreign currency exchange contracts	1,706,700		2,108,057
Options	775,801	(a)	111,141
Swaps — Centrally cleared	36,635		—
Swaps — OTC(b)	309,129		727,042

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$2,894,199		$3,080,494
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(191,676)		(134,254)

Total derivative assets and liabilities subject to an MNA	$2,702,523		$2,946,240

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America N.A.	$260,000	$(190,452)	$—	$—	$69,548
Barclays Bank PLC	123,168	(108,718)	—	—	14,450
BNP Paribas S.A.	173,678	(173,678)	—	—	—
Citibank N.A.	369,759	(328,953)	—	—	40,806
Credit Suisse International	35,509	(35,509)	—	—	—
Deutsche Bank AG	313,071	(250,644)	—	—	62,427
Goldman Sachs International	80,986	(80,986)	—	—	—
HSBC Bank PLC	105,233	(34,066)	—	—	71,167
JPMorgan Chase Bank N.A.	420,788	(366,915)	—	—	53,873
Morgan Stanley & Co. International PLC	85,729	(19,896)	—	—	65,833
Nomura International PLC	7,343	—	—	—	7,343
Royal Bank of Scotland PLC	2,678	(2,678)	—	—	—
UBS AG	724,581	(89,350)	—	—	635,231

	$2,702,523	$(1,681,845)	$—	$—	$1,020,678

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Bank of America N.A.	$190,452	$(190,452)	$—	$—	$—
Barclays Bank PLC	108,718	(108,718)	—	—	—
BNP Paribas S.A.	690,843	(173,678)	—	—	517,165
Citibank N.A.	328,953	(328,953)	—	—	—
Credit Suisse International	90,820	(35,509)	—	—	55,311
Deutsche Bank AG	250,644	(250,644)	—	—	—
Goldman Sachs International	316,835	(80,986)	—	—	235,849
HSBC Bank PLC	34,066	(34,066)	—	—	—
JPMorgan Chase Bank N.A.	366,915	(366,915)	—	—	—
Morgan Stanley & Co. International PLC	19,896	(19,896)	—	—	—
Royal Bank of Scotland PLC	20,266	(2,678)	—	—	17,588
Societe Generale	2,907	—	—	—	2,907
State Street Bank and Trust Co.	11,651	—	—	—	11,651
Toronto-Dominion Bank	423,924	—	—	—	423,924
UBS AG	89,350	(89,350)	—	—	—

	$2,946,240	$(1,681,845)	$—	$—	$1,264,395

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$4,983,151	$2,800,000	$7,783,151
Common Stocks	6,028	—	—	6,028
Corporate Bonds	—	62,683,670	—	62,683,670
Foreign Agency Obligations	—	90,859,395	—	90,859,395
Investment Companies	773,807	—	—	773,807
Municipal Bonds	—	7,066,676	—	7,066,676

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Global Bond Fund, Inc.

	Level 1	Level 2	Level 3	Total
Non-Agency Mortgage-Backed Securities	$—	$7,102,007	$1,374,752	$8,476,759
Preferred Securities	—	4,067,616	—	4,067,616
U.S. Government Sponsored Agency Securities	—	55,966,692	—	55,966,692
U.S. Treasury Obligations	—	44,770,854	—	44,770,854
Warrants	—	7,500	—	7,500
Short-Term Securities :
Borrowed Bond Agreements	—	8,785,480	—	8,785,480
Money Market Fund	1,780,855	—	—	1,780,855
Options Purchased :
Foreign currency exchange contracts	—	535,270	—	535,270
Equity contracts	52,592	84,258	—	136,850
Interest rate contracts	36,515	67,166	—	103,681

	$2,649,797	$286,979,735	$4,174,752	$293,804,284

Liabilities:
Investments:
Borrowed Bonds	—	(8,795,068)	—	(8,795,068)
TBA Sale Commitments	—	(14,008,184)	—	(14,008,184)

Total	$2,649,797	$264,176,483	$4,174,752	$271,000,032

Derivative Financial Instruments(a)
Assets:
Foreign currency exchange contracts	$—	$1,706,700	$—	$1,706,700
Credit contracts	—	3,838	—	3,838
Equity contracts	10,655	—	—	10,655
Interest rate contracts	458,400	3,030,380	—	3,488,780
Other contracts	—	869	—	869
Liabilities:
Foreign currency exchange contracts	—	(2,209,736)	—	(2,209,736)
Credit contracts	—	(159,788)	—	(159,788)
Equity contracts	(31,379)	—	—	(31,379)
Interest rate contracts	(145,342)	(3,009,400)	—	(3,154,742)
Other contracts	—	(10,582)	—	(10,582)

	$292,334	$(647,719)	$—	$(355,385)

(a)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, interest rate caps and options written. Swaps, futures contracts, forward foreign currency exchange contracts and interest rate caps are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements payable of $19,104,803 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2017, there were no transfers between levels.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage- Backed Securities	Options Purchased	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2016	$—	$—	$39,850	$501,967	$541,817
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	525	—	—	525
Net realized gain (loss)	—	—	(43,354)	354,087	310,733
Net change in unrealized appreciation (depreciation)(a)(b)	—	(9,007)	3,504	(346,030)	(351,533)
Purchases	2,800,000	1,383,234	—	—	4,183,234
Sales	—	—	—	(510,024)	(510,024)

Closing Balance, as of December 31, 2017	$2,800,000	$1,374,752	$—	$—	$4,174,752

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(b)	$—	$(9,007)	$—	$—	$(9,007)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

December 31, 2017

BlackRock Strategic Global Bond Fund, Inc.

ASSETS
Investments at value — unaffiliated (cost — $286,963,351)	$291,249,622
Investments at value — affiliated (cost — $2,504,824)	2,554,662
Cash pledged:
Futures contracts	1,365,798
Centrally cleared swaps	713,230
Collateral — options written	100,000
Foreign currency at value (cost — $5,968,132)	5,994,801
Receivables:
TBA sale commitments	14,011,236
Interest — unaffiliated	2,137,677
Investments sold	1,403,778
Capital shares sold	605,187
Swaps	7,159
Variation margin on futures contracts	65,934
Variation margin on centrally cleared swaps	36,635
Dividends — affiliated	14,284
Swap premiums paid	70,646
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,706,700
OTC derivatives	238,485
Prepaid expenses	41,798
Other assets	758

Total assets	322,318,390

LIABILITIES
TBA sale commitments at value (proceeds — $14,011,236)	14,008,184
Borrowed bonds at value (proceeds — $8,217,121)	8,795,068
Bank overdraft	3,742
Options written at value (premiums received — $168,011)	111,141
Reverse repurchase agreements at value	19,104,803
Payables:
Investments purchased	42,276,334
Income dividends	239,830
Capital shares redeemed	175,925
Variation margin on futures contracts	134,254
Investment advisory fees	36,472
Service and distribution fees	22,227
Officer’s and Directors’ fees	3,782
Interest expense	22,656
Other affiliates	453
Offering costs	408
Other accrued expenses	243,964
Swap premiums received	366,314
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,108,057
OTC derivatives	360,728

Total liabilities	88,014,342

NET ASSETS	$234,304,048

NET ASSETS CONSIST OF
Paid-in capital	$235,420,497
Distributions in excess of net investment income	(573,874)
Accumulated net realized loss	(4,142,729)
Net unrealized appreciation (depreciation)	3,600,154

NET ASSETS	$234,304,048

NET ASSET VALUE
Institutional — Based on net assets of $139,219,999 and 23,176,611 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.01

Investor A — Based on net assets of $64,615,387 and 10,762,001 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.00

Investor C — Based on net assets of $9,624,879 and 1,603,907 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.00

Investor C1 — Based on net assets of $690,267 and 115,041 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.00

Class K — Based on net assets of $20,153,516 and 3,355,717 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.01

See notes to financial statements.

FINANCIAL STATEMENTS	37

Consolidated Statement of Operations

Year Ended December 31, 2017

BlackRock Strategic Global Bond Fund, Inc.

INVESTMENT INCOME
Interest — unaffiliated	$7,270,170
Dividends — unaffiliated	142,403
Dividends — affiliated	72,791
Foreign taxes withheld	(63,984)

Total investment income	7,421,380

EXPENSES
Investment advisory	926,950
Service and distribution — class specific	279,072
Transfer agent — class specific	265,646
Professional	175,162
Custodian	136,460
Printing	107,136
Registration	103,207
Accounting services	57,655
Directors and Officer	21,455
Miscellaneous	48,981

Total expenses excluding interest expense	2,121,724
Interest expense	347,771

Total expenses	2,469,495
Less:
Fees waived by the Manager	(576,158)
Transfer agent fees reimbursed — class specific	(181,418)

Total expenses after fees waived	1,711,919

Net investment income	5,709,461

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,722,860
Investments — affiliated	39,363
Futures contracts	(3,254,665)
Forward foreign currency exchange contracts	164,962
Foreign currency transactions	851,241
Options written	416,761
Swaps	(757,241)
Borrowed bonds	(10,880)

(827,599)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,346,234
Investments — affiliated	22,291
Futures contracts	221,843
Forward foreign currency exchange contracts	(287,769)
Foreign currency translations	45,902
Options written	553,170
Swaps	(197,229)
Borrowed bonds	(737,136)

6,967,306

Net realized and unrealized gain	6,139,707

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,849,168

See notes to financial statements.

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,709,461	$3,458,133
Net realized gain (loss)	(827,599)	1,915,669
Net change in unrealized appreciation (depreciation)	6,967,306	(1,232,176)

Net increase in net assets resulting from operations	11,849,168	4,141,626

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(2,913,042)	(1,585,932)
Investor A	(1,812,480)	(1,508,656)
Investor C	(235,983)	(238,589)
Investor C1	(33,648)	(62,669)
Class K	(554,927)	(55,552)

Decrease in net assets resulting from distributions to shareholders	(5,550,080)	(3,451,398)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	54,883,600	71,153,219

NET ASSETS
Total increase in net assets	61,182,688	71,843,447
Beginning of year	173,121,360	101,277,913

End of year	$234,304,048	$173,121,360

Distributions in excess of net investment income, end of year	$(573,874)	$(1,041,451)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Consolidated Statement of Cash Flows

Year Ended December 31, 2017

BlackRock Strategic Global Bond Fund

CASH USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$11,849,168
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	925,844,475
Purchases of long-term investments	(959,451,323)
Proceeds from borrowed bonds	7,956,449
Payments for borrowed bonds	(7,990,417)
Premiums paid on closing options written	(988,566)
Premiums received from options written	1,590,468
Net Purchases of short-term securities	1,875,041
Amortization of premium and accretion of discount on investments and other fees	520,552
Net realized gain on investments	(1,487,934)
Net unrealized gain on investments, swaps and foreign currency translations	(7,042,128)
(Increase) decrease in assets:
Cash pledged:
Futures contracts	(568,000)
Centrally cleared swaps	678,000
Collateral — options written	(100,000)
Collateral — OTC derivatives	923,000
Receivables:
Interest — unaffiliated	(744,517)
Dividends — unaffiliated	16,608
Dividends — affiliated	(837)
Swaps	(7,159)
Variation margin on futures contracts	(45,868)
Variation margin on centrally cleared swaps	(36,635)
Swap premiums paid	676,783
Prepaid expenses	28,599
Other assets	1,143
Increase (decrease) in liabilities:
Cash received for OTC derivatives	(100,000)
Payables:
Investment advisory fees	6,316
Interest expense and fees	(7,342)
Service and distribution fees	(4,623)
Officer’s and Directors’ fees	158
Variation margin on futures contracts	46,150
Variation margin on centrally cleared swaps	(45,990)
Swaps	(300)
Other affiliates	(186)
Other accrued expenses	39,480
Swap premiums received	298,231

Net cash used for operating activities	(26,271,204)

CASH PROVIDED BY FINANCING ACTIVITIES
Proceeds from issuance of Common Shares	129,163,303
Payments on redemption of Common Shares	(78,032,476)
Net borrowing of reverse repurchase agreements	(23,058,143)
Cash dividends paid to Common Shareholders	(1,330,788)
Increase in bank overdraft	3,742

Net cash provided by financing activities	26,745,638

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$17,796

CASH AND FOREIGN CURRENCY
Net increase in cash and foreign currency at value	492,230
Cash and foreign currency at value at beginning of year	5,502,571

Cash and foreign currency at value at end of year	$5,994,801

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$355,113

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	4,154,716

See notes to financial statements.

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc.
	Institutional
	Year Ended December 31,
	2017 (a)		2016 (a)		2015		2014	2013
Net asset value, beginning of year	$5.78		$5.65		$6.27		$6.30	$6.34

Net investment income(b)	0.19		0.16		0.08		0.10	0.16
Net realized and unrealized gain (loss)	0.23		0.13		(0.37)		(0.03)	(0.05)

Net increase (decrease) from investment operations	0.42		0.29		(0.29)		0.07	0.11

Distributions:(c)
From net investment income	(0.19)		(0.16)		(0.31)		(0.10)	(0.10)
From return of capital	—		—		(0.02)		—	—
In excess of net investment income	—		—		—		—	(0.05	)(d)

Total distributions	(0.19)		(0.16)		(0.33)		(0.10)	(0.15)

Net asset value, end of year	$6.01		$5.78		$5.65		$6.27	$6.30

Total Return(e)
Based on net asset value	7.30%		5.06%		(4.69)%		1.11%	1.84%

Ratios to Average Net Assets
Total expenses	1.16	%(f)	1.23	%(g)	1.18%		1.06%	1.08%

Total expenses after fees waived and/or reimbursed	0.77	%(f)	0.83	%(g)	0.89%		0.97%	0.97%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.59	%(f)	0.67	%(g)	0.88%		0.97%	0.97%

Net investment income	3.24	%(f)	2.75	%(g)	1.26%		1.65%	2.52%

Supplemental Data
Net assets, end of year (000)	$139,220		$77,432		$23,843		$23,108	$20,820

Portfolio turnover rate	432	%(h)	396	%(h)	477	%(h)	147%	144%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Taxable distribution.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	327%	334%	401%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)
	Investor A
	Year Ended December 31,
	2017 (a)		2016 (a)		2015		2014	2013
Net asset value, beginning of year	$5.77		$5.64		$6.26		$6.30	$6.34

Net investment income(b)	0.18		0.14		0.06		0.09	0.14
Net realized and unrealized gain (loss)	0.22		0.13		(0.37)		(0.04)	(0.04)

Net increase (decrease) from investment operations	0.40		0.27		(0.31)		0.05	0.10

Distributions:(c)
From net investment income	(0.17)		(0.14)		(0.29)		(0.09)	(0.09)
From return of capital	—		—		(0.02)		—	—
In excess of net investment income	—		—		—		—	(0.05	)(d)

Total distributions	(0.17)		(0.14)		(0.31)		(0.09)	(0.14)

Net asset value, end of year	$6.00		$5.77		$5.64		$6.26	$6.30

Total Return(e)
Based on net asset value	7.04%		4.80%		(4.92)%		0.72%	1.62%

Ratios to Average Net Assets
Total expenses	1.48	%(f)	1.52	%(g)	1.40%		1.29%	1.30%

Total expenses after fees waived and/or reimbursed	1.04	%(f)	1.09	%(g)	1.13%		1.19%	1.19%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.84	%(f)	0.93	%(g)	1.12%		1.19%	1.19%

Net investment income	2.96	%(f)	2.40	%(g)	1.00%		1.44%	2.28%

Supplemental Data
Net assets, end of year (000)	$64,615		$64,040		$59,339		$82,638	$71,968

Portfolio turnover rate	432	%(h)	396	%(h)	477	%(h)	147%	144%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Taxable distribution.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015
Portfolio turnover year (excluding MDRs)	327%	334%	401%

See notes to financial statements.

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)
	Investor C
	Year Ended December 31,
	2017 (a)		2016 (a)		2015		2014	2013
Net asset value, beginning of year	$5.77		$5.64		$6.26		$6.30	$6.34

Net investment income(b)	0.13		0.10		0.02		0.04	0.10
Net realized and unrealized gain (loss)	0.23		0.13		(0.37)		(0.04)	(0.05)

Net increase (decrease) from investment operations	0.36		0.23		(0.35)		—	0.05

Distributions:(c)
Distributions from net investment income	(0.13)		(0.10)		(0.25)		(0.04)	(0.06)
From return of capital	—		—		(0.02)		—	—
In excess of net investment income	—		—		—		—	(0.03	)(d)

Total distributions	(0.13)		(0.10)		(0.27)		(0.04)	(0.09)

Net asset value, end of year	$6.00		$5.77		$5.64		$6.26	$6.30

Total Return(e)
Based on net asset value	6.25%		4.02%		(5.65)%		(0.04)%	0.84%

Ratios to Average Net Assets
Total expenses	2.30	%(f)	2.35	%(g)	2.23%		2.09%	2.10%

Total expenses after fees waived and/or reimbursed	1.79	%(f)	1.84	%(g)	1.89%		1.96%	1.95%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.59	%(f)	1.68	%(g)	1.88%		1.96%	1.95%

Net investment income	2.21	%(f)	1.64	%(g)	0.25%		0.70%	1.55%

Supplemental Data
Net assets, end of year (000)	$9,625		$13,404		$14,326		$17,687	$19,944

Portfolio turnover rate	432	%(h)	396	%(h)	477	%(h)	147%	144%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Taxable distribution.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	327%	334%	401%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)
	Investor C1
	Year Ended December 31,
	2017 (a)		2016 (a)		2015		2014	2013
Net asset value, beginning of year	$5.77		$5.64		$6.25		$6.29	$6.33

Net investment income(b)	0.14		0.10		0.02		0.05	0.10
Net realized and unrealized gain (loss)	0.23		0.14		(0.36)		(0.05)	(0.04)

Net increase (decrease) from investment operations	0.37		0.24		(0.34)		—	0.06

Distributions:(c)
From net investment income	(0.14)		(0.11)		(0.25)		(0.04)	(0.07)
From return of capital	—		—		(0.02)		—	—
In excess of net investment income	—		—		—		—	(0.03	)(d)

Total distributions	(0.14)		(0.11)		(0.27)		(0.04)	(0.10)

Net asset value, end of year	$6.00		$5.77		$5.64		$6.25	$6.29

Total Return(e)
Based on net asset value	6.46%		4.23%		(5.37)%		0.07%	0.95%

Ratios to Average Net Assets
Total expenses	2.10	%(f)	2.12	%(g)	1.95%		1.84%	1.85%

Total expenses after fees waived and/or reimbursed	1.59	%(f)	1.64	%(g)	1.77%		1.84%	1.85%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.39	%(f)	1.48	%(g)	1.77%		1.84%	1.85%

Net investment income	2.41	%(f)	1.73	%(g)	0.36%		0.82%	1.63%

Supplemental Data
Net assets, end of year (000)	$690		$2,873		$3,670		$5,660	$7,166

Portfolio turnover rate	432	%(h)	396	%(h)	477	%(h)	147%	144%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Taxable distribution.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	327%	334%	401%

See notes to financial statements.

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)
	Class K
	Year Ended December 31,				Period from 11/13/15 (b) to 12/31/15
	2017 (a)		2016 (a)
Net asset value, beginning of period	$5.77		$5.65		$5.66

Net investment income (loss)(c)	0.19		0.16		0.01
Net realized and unrealized gain (loss)	0.24		0.12		(0.01)

Net increase from investment operations	0.43		0.28		0.00

Distributions:(d)
From net investment income	(0.19)		(0.16)		—
From return of capital	—		—		(0.01)

Total distributions	(0.19)		(0.16)		(0.01)

Net asset value, end of period	$6.01		$5.77		$5.65

Total Return(e)
Based on net asset value	7.54%		4.93%		0.06	%(f)

Ratios to Average Net Assets
Total expenses	1.05	%(g)	1.02	%(h)	1.44	%(i)

Total expenses after fees waived and/or reimbursed	0.73	%(g)	0.71	%(h)	0.65	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.54	%(g)	0.55	%(h)	0.65	%(i)

Net investment income	3.27	%(g)	2.83	%(h)	1.92	%(i)

Supplemental Data
Net assets, end of period (000)	$20,154		$15,372		$100

Portfolio turnover rate	432	%(j)	396	%(j)	477	%(j)(k)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(i)	Annualized
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	Period 11/13/15 (b) to 12/31/15
Portfolio turnover rate (excluding MDRs)	327%	334%	401%

(k)	Portfolio turnover rate is representative of the portfolio for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as non-diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor C1 Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. Investor A, Investor C and Investor C1 bear certain expenses related to shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Name	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None
Investor C1 Shares	No	No	(b)	None

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of Strategic Global Bond Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of the Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of the Fund’s distributions paid during the year.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Consolidated Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Consolidated Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

48	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments and When-Issued Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market

50	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the fund.

For the year ended December 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $32,143,706 and 0.98%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bonds Agreements (a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received (c)	Fair Value Non- cash Collateral Pledged Including Accrued Interest	Cash Collateral Pledged	Net Collateral (Received) / Pledged (c)	Net Exposure Due (to) /from Counterparty (d)
Barclays Bank PLC	$696,165	$(8,537,549)	$(702,279)	$(8,543,663)	$—	$—	$8,543,663	$—	$8,543,663	$—
BNP Paribas	1,231,000	—	(1,220,486)	10,514	—	—	—	—	—	10,514
Citigroup Global Markets	6,858,315	—	(6,874,152)	(15,837)	—	—	—	—	—	(15,837)
Merrill Lynch, Pierce, Fenner & Smith Inc.	—	(10,567,254)	—	(10,567,254)	—	—	10,428,871	—	10,428,871	(138,383)

	$8,785,480	$(19,104,803)	$(8,796,917)	$(19,116,240)	$—	$—	$18,972,534	$—	$18,972,534	$(143,706)

(a)	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $1,849 which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.
(c)	Net collateral with a value of $19,882,765 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass

52	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•	Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47
$3 Billion — $5 Billion	0.45
$5 Billion — $10 Billion	0.44
Greater than $10 Billion	0.43

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Distribution Fee	—	0.75%	0.55%
Service Fee	0.25%	0.25	0.25

54	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended December 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$156,340	$110,657	$12,075	$279,072

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$5

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended December 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$1,609	$2,429	$807	$34	$57	$4,936

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$122,436	$111,077	$27,896	$3,997	$240	$265,646

Other Fees: For the year ended December 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $3,787.

For the year ended December 31, 2017, affiliates received CDSCs as follows:

Investor A	Investor C
$1,508	$1,078

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations For the year ended December 31, 2017, the amounts waived was $2,597.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2017, the Fund waived $5,022 in investment advisory fees pursuant to these arrangements.

For the year ended December 31, 2017, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $2,186.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.54%	0.79%	1.54%	1.34%	0.49%

Prior to December 29, 2017, the Manager contractually agreed to waive and/or reimburse fees or expenses as a percentage of average daily net assets were as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.59%	0.84%	1.59%	1.39%	0.54%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, the Manager waived and/or reimbursed $568,539, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

These amounts waived and/or reimbursed are shown as transfer agent fees waived — class specific, in the Consolidated Statement of Operations. For the year ended December 31, 2017, the class specific expenses waivers and/or reimbursements are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$75,924	$79,968	$22,209	$3,078	$239	$181,418

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$961,406	$398,140	$11,583

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$847,097,937	$762,719,651
U.S. Government Securities	$140,164,452	$168,876,760

For the year ended December 31, 2017, purchases and sales related to mortgage dollar rolls were $225,156,800 and $225,252,097, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, income recognized from pass-through entities, foreign currency transactions, the expiration of capital loss carryforwards, investment in a wholly owned subsidiary and net paydown losses were reclassified to the following accounts:

Paid-in capital	$(148,481)
Distributions in excess of net investment income	308,196
Accumulated net realized loss	(159,715)

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$5,550,080	$3,451,398

56	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$2,904,820
Capital loss carryforwards	(3,582,158)
Net unrealized losses(a).	(439,111)

$(1,116,449)

(a)	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the timing and recognition of partnership income, the classification of investments, the accounting for swap agreements, and investment in a wholly owned subsidary.

As of December 31, 2017, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
No expiration date(a)	$2,450,908
2018	1,131,250

$3,582,158

(a)	Must be utilized prior to losses subject to expiration.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$290,108,718

Gross unrealized appreciation	$11,700,818
Gross unrealized depreciation	(8,784,317)

Net unrealized depreciation	$2,916,501

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/17		Year Ended 12/31/16
	Shares	Amount	Shares	Amount
Institutional
Shares sold	17,351,062	$103,922,525	14,914,154	$88,430,001
Shares issued in reinvestment of distributions	391,915	2,343,317	176,886	1,052,015
Shares redeemed	(7,973,384)	(47,189,480)	(5,907,507)	(35,055,316)

Net increase	9,769,593	$59,076,362	9,183,533	$54,426,700

Investor A
Shares sold	3,174,584	$18,957,409	4,620,251	$27,491,452
Shares issued in reinvestment of distributions	262,280	1,565,825	215,840	1,280,687
Shares redeemed	(3,768,153)	(22,332,767)	(4,261,419)	(25,288,957)

Net increase (decrease)	(331,289)	$(1,809,533)	574,672	$3,483,182

58	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 12/31/17		Year Ended 12/31/16
	Shares	Amount	Shares	Amount

Investor C
Shares sold	250,396	$1,487,643	633,776	$3,789,093
Shares issued in reinvestment of distributions	35,115	209,294	34,042	202,022
Shares redeemed	(1,004,638)	(5,955,006)	(884,859)	(5,200,047)

Net decrease	(719,127)	$(4,258,069)	(217,041)	(1,208,932)

Investor C1
Shares sold	5,016	$29,891	18,847	$112,965
Shares issued in reinvestment of distributions	3,828	22,754	6,430	38,121
Shares redeemed	(391,946)	(2,323,481)	(178,306)	(1,052,705)

Net decrease	(383,102)	$(2,270,836)	(153,029)	$(901,619)

Class K
Shares sold	692,986	$4,142,373	2,648,886	$15,380,630
Shares issued in reinvestment of distributions	2,264	13,526	424	2,480
Shares redeemed	(1,727)	(10,223)	(4,784)	(29,222)

Net increase	693,523	$4,145,676	2,644,526	$15,353,888

Total Net Increase (Decrease)	9,029,598	$54,883,600	12,032,661	$71,153,219

At December 31, 2017, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 17,668 Class K Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	59

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock Strategic Global Bond Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Strategic Global Bond Fund, Inc. and Subsidiary (the “Fund”), as of December 31, 2017, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated financial highlights for the years ended December 31, 2016 and 2017), and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2017, and the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated financial highlights for the years ended December 31, 2016 and 2017), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund :

	Months Paid	Percentage
Interest-Related Dividends for Non-US Residents(a)	January – December 2017	17.85%
Federal Obligation Interest(b)	January – December 2017	7.08

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

60	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director (Since 2007)	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Director (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	61

Director and Officer Information  (continued)

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F. O’Brien 1943	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director (Since 2007)	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

62	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

(d) Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

DIRECTOR AND OFFICER INFORMATION	63

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Directors of the Fund.

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

Sub-Advisors	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh EH3 8BL	Boston, MA 02116
United Kingdom

BlackRock (Singapore) Limited	Distributor
079912 Singapore	BlackRock Investments, LLC
New York, NY 10022

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Willkie Farr & Gallagher LLP
Boston, MA 02111	New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

64	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	65

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLO	Collateralized Loan Obligation
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
ETF	Exchange-Traded Fund
EUR	Euro
GBP	British Pound
GO	General Obligation Bonds
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
OTC	Over-the-Counter
PLN	Polish Zloty
RB	Revenue Bonds
RUB	Russian Ruble
SEK	Swedish Krona
S&P	S&P Global Ratings
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

GLOSSARY OF TERMS USED IN THIS REPORT	67

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-12/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R.Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$42,432	$42,675	$4,000	$0	$18,138	$17,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$22,138	$17,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of BlackRock Strategic Global Bond Fund, Inc.

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of BlackRock Strategic Global Bond Fund, Inc.

Date: March 8, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews

Chief Financial Officer (principal financial officer) of BlackRock Strategic Global Bond Fund, Inc.

Date: March 8, 2018